                            CARROLLTON FEDERAL BANK
                                  MAIN OFFICE
                               110 DIXIE STREET
                                 P. O. BOX 250
                          CARROLLTON, GEORGIA  30117
                          TELEPHONE:  (404) 834-1071
                             FAX:  (404) 834-8823



                               November 3, 1993



President
Financial Institutions Retirement Fund
5 Corporate Park Drive
White Plains, New York  10604-3893

     Re:  Letter Agreement Regarding Financial Institutions
          Retirement Fund Early Retirement Incentive
          ------------------------------------------

Gentlemen:

     We understand that the Comprehensive Retirement Program (the "Retirement Program") of the Financial Institutions Retirement Fund (the "Fund") as established, effective December 1, 1943 and amended and restated effective January 1, 1986, continues to be maintained for the exclusive purpose of allowing eligible savings and loan associations or similar institutions, or any organization serving the savings and home finance industry (collectively, the "financial institutions"), to participate in a program for providing retirement and death benefits to employees of such financial institutions. The Retirement Program is a plan and trust which has been determined to meet the requirements for tax-qualification and tax-exemption under Sections 401(a) and 501(a), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     All contributions by participating financial institutions to the Fund with respect to the Retirement Program are invested on a pooled basis and are available for the payment of benefits under the Fund without allocation to individual employers or employees.

     As part of, and supplemental to, the other benefits offered under the Retirement Program, a participating financial institution may offer certain of its employees benefits which are in the nature of a voluntary early retirement incentive (any such offer is hereafter referred to as an "Early Retirement Incentive"). Subject to such rules as the Board may prescribe, an eligible financial institution may offer an Early Retirement Incentive by completing an Adoption Agreement and electing from a range of specified choices (i.e. as to benefits and eligibility) structured to meet its individual needs. The choices offered under the Fund are designed to meet the applicable requirements of the Age Discrimination in Employment Act of 1967, as amended, the Employee

President
Financial Institutions Retirement Fund
November 3, 1993
Page 2


Retirement Income Security Act of 1974, as amended, the Code, any other applicable law and any regulations under the foregoing statutes (collectively, referred to as the "applicable law").

     This letter agreement (the "Agreement") is intended to confirm the understanding and agreement between the Fund and Carrollton Federal Bank, FSB that Carrollton Federal Bank, FSB will indemnify the Fund as to any pending or threatened litigation or any claim to the extent permitted under applicable law which arises out of the offer or failure to offer an Early Retirement Incentive to its employees. Although Carrollton Federal Bank, FSB understands that the range of terms from which it can elect to offer an Early Retirement Incentive are permissible under applicable law, Carrollton Federal Bank, FSB understands that (i) it is under an obligation to retain outside counsel to determine if its offer of an Early Retirement Incentive will violate applicable law and (ii) its offer of any such Early Retirement Incentive and its continued administration and operation of same will be on a nondiscriminatory basis and not in violation of applicable law.

     1. Carrollton Federal Bank, FSB shall indemnify the Fund and hold it and each of its officers, directors, principals, and employees (individually an "Indemnified Party"), harmless against any and all losses, claims, damages or liabilities, including legal fees and expenses, to which the Fund or any Indemnified Party may become subject arising in any manner out of or in connection with an Early Retirement Incentive or the availability thereof, except that such Indemnified Party shall not be so indemnified if such losses, claims, damages or liabilities are finally adjudged by a court of competent jurisdiction to have resulted from its or their gross negligence or willful misconduct. In addition, Carrollton Federal Bank, FSB waives any rights or claims it may have against the Fund or any Indemnified Party in connection with this Agreement, except to the extent such claims are based on the gross negligence or willful misconduct of the Fund or any Indemnified Party as finally adjudged by a court of competent jurisdiction. Pursuant to the foregoing indemnification, Carrollton Federal Bank, FSB will, upon notice, advance or pay promptly to or on behalf of the Fund and any Indemnified Party, all reasonable attorneys' fees and other expenses and disbursements as they are incurred.

     If the Fund or any Indemnified Party is required to participate in any legal or other proceeding as a result of an Early Retirement Incentive, then, to the extent the Fund is not indemnified under the preceding paragraph (other than by reason of its gross negligence or willful misconduct), Carrollton Federal Bank, FSB shall reimburse the Fund for any reasonable legal fees and out-of-pocket expenses incurred to the same extent and in the same manner as specified hereinabove. Carrollton Federal Bank, FSB also agrees to reimburse any Indemnified Party for any reasonable legal fees incurred by an Indemnified Party. Carrollton Federal Bank, FSB shall pay these sums within fifteen (15) days of being billed; provided, however, that Carrollton Federal Bank, FSB shall be entitled to prompt reimbursement in the event that the Indemnified Party is finally adjudged to have acted with gross negligence or willful misconduct.

     To the extent the Fund or any Indemnified Party is not reimbursed in the time and manner described above, such unreimbursed amounts may, in the discretion of the Board of Directors, be

President
Financial Institutions Retirement Fund
November 3, 1993
Page 3


a charge, to the extent permitted by applicable law, against that portion of the assets of the Fund attributable to Carrollton Federal Bank, FSB as an administrative expense pursuant to Article XIV of the Regulations governing the Retirement Program and may be a charge against Carrollton Federal Bank's "distributable fund," if any, as determined in accordance with Article XII, unless and until such expenses are reimbursed to the appropriate Indemnified Party.

     In addition, Carrollton Federal Bank, FSB shall reimburse the Fund for all reasonable costs including legal fees incurred in enforcing this Agreement, provided that the Fund is a prevailing party in any such action or proceeding.

     2. The individuals executing this Agreement for the parties hereto represent and warrant that they are authorized to enter into this Agreement.

     3. The provisions of this Agreement shall inure to, and be binding upon, the successors and assigns of the Fund and Carrollton Federal Bank, FSB, except that Carrollton Federal Bank, FSB shall not assign or in any way delegate its obligations hereunder to any other party without the express written consent of the Fund.

     4. The rights of the Fund under this Agreement are in addition to any rights it may have under the terms of the Retirement Program, and the provisions of this Agreement represent the entire understanding of the parties with respect to the matters referred to herein and this Agreement supersedes all oral or written agreements or understandings between the parties concerning the subject matter of this Agreement.

     5. This Agreement may be amended only by a written instrument executed by the parties.

     6. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

President
Financial Institutions Retirement Fund
November 3, 1993
Page 4


     7. This Agreement shall be effective upon execution, and governed by and construed in accordance with the laws of the State of New York.


                                   Very truly yours,

                                   CARROLLTON FEDERAL BANK, FSB

                                   By:/s/ Gary D. Dorminey
                                      ------------------------------------------
                                          Gary D. Dorminey
                                          President and CEO


AGREED TO AND ACCEPTED

PRESIDENT
FINANCIAL INSTITUTIONS RETIREMENT FUND

By:/s/
   ----------------------------------

                    FINANCIAL INSTITUTIONS RETIREMENT FUND



                                  REGULATIONS

                                   governing

                     THE COMPREHENSIVE RETIREMENT PROGRAM



                     24th Revision, Effective July 1, 1993



     108 Corporate Park Drive  .  P. O. Box 847  .  White Plains, NY  10604

                    FINANCIAL INSTITUTIONS RETIREMENT FUND

                          Established December 1, 1943



A non-profit, IRS qualified, tax-exempt, pension plan and trust through which Federal Home Loan Banks, Savings and Loan Associations and similar institutions, or any other federally insured financial institutions (including those organizations serving them) may cooperate in providing for the retirement of their employees. These Regulations, including the Appendices attached hereto, contain the governing provisions of the Fund's Comprehensive Retirement Program, a plan which provides retirement and death benefits. All contributions to the Fund are commingled, and all assets of the Fund are invested on a pooled basis, without allocation to individual employers or employees. All amounts payable by the Fund are a general charge upon all its assets.

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I DEFINITIONS........................................................  1


ARTICLE II  PARTICIPATION AND MEMBERSHIP..................................... 10
     SECTION 1.     EMPLOYER PARTICIPATION................................... 10

     SECTION 2.     EMPLOYEE MEMBERSHIP...................................... 11


ARTICLE III  SERVICE......................................................... 14

     SECTION 1.     BENEFIT SERVICE.......................................... 14

     SECTION 2.     VESTING SERVICE.......................................... 15


ARTICLE IV  BASIC BENEFITS................................................... 17

     SECTION 1.     NORMAL RETIREMENT........................................ 17

     SECTION 2.     EARLY RETIREMENT......................................... 18

     SECTION 3.     DEATH BENEFITS........................................... 21

     SECTION 4.     POST-AGE 65 ACCRUALS..................................... 25


ARTICLE V  BENEFIT FORMULAS AND ADDITIONAL BENEFITS.......................... 26

     SECTION 1.     NORMAL RETIREMENT BENEFIT FORMULAS....................... 26

     SECTION 2.     EARLY RETIREMENT FACTORS................................. 37

     SECTION 3.     DISABILITY RETIREMENT BENEFIT............................ 38

     SECTION 4.     ADDITIONAL DEATH BENEFITS................................ 40

     SECTION 5.     RETIREMENT ADJUSTMENT PAYMENT............................ 41

     SECTION 6.     POST-RETIREMENT SUPPLEMENTS.............................  41

     SECTION 7.     SUPPLEMENTAL EARLY RETIREMENT WINDOW BENEFIT............  43

     SECTION 8.     REDUCTION IN ACCRUAL RATE FOR CERTAIN

          EMPLOYEES.........................................................  47


ARTICLE VI  OPTIONAL FORMS OF PAYMENT.......................................  48

     SECTION 1.     OPTIONS.................................................  48

     SECTION 2.     CONDITIONS OF ELECTION..................................  49

     SECTION 3.     PAYMENT OF BENEFITS TO CERTAIN ACTIVE MEMBERS...........  50


ARTICLE VII  METHOD OF PAYMENT..............................................  52


ARTICLE VIII  RESTORATION OF A RETIRANT TO SERVICE..........................  59


ARTICLE IX  CONTRIBUTIONS...................................................  60

     SECTION 1.     ENGAGEMENT OF ACTUARY...................................  60

     SECTION 2.     SINGLE PLAN.............................................  60

     SECTION 3.     CONTRIBUTIONS BY EMPLOYERS..............................  61

     SECTION 4.     ADMINISTRATIVE EXPENSES.................................  62

     SECTION 5.     CONTRIBUTIONS BY MEMBERS................................  62

     SECTION 6.     CONTRIBUTION REQUIREMENTS FOR BENEFIT

          IMPROVEMENTS......................................................  64

     SECTION 7.     RETURN OF CONTRIBUTIONS TO EMPLOYER.....................  64

ARTICLE X EFFECTS OF VARIOUS EVENTS ON MEMBERSHIP AND SERVICE...............  66

     SECTION 1.     TERMINATION OF MEMBERSHIP...............................  66

     SECTION 2.     REINSTATEMENT OF MEMBERSHIP AND SERVICE.................  66

     SECTION 3.     INACTIVE MEMBERSHIP.....................................  67

     SECTION 4.     LEAVES OF ABSENCE.......................................  69

     SECTION 5.     SERVICE WITH A CONTROLLED CORPORATION...................  71

     SECTION 6.     UNIFORM APPLICABILITY OF RULES..........................  71


ARTICLE XI  MISCELLANEOUS PROVISIONS........................................  72

     SECTION 1.     LIMITATIONS ON BENEFITS REQUIRED BY THE IRC.............  72

     SECTION 2.     SMALL BENEFITS..........................................  77

     SECTION 3.     AMOUNTS PAYABLE TO INCOMPETENTS, MINORS OR

          ESTATES...........................................................  78

     SECTION 4.     NON-ALIENATION OF AMOUNTS PAYABLE.......................  79

     SECTION 5.     UNCLAIMED BENEFITS......................................  79

     SECTION 6.     TOP HEAVY PROVISIONS....................................  80

     SECTION 7.     TRANSFER OF ASSETS AND LIABILITIES FROM PRIOR

          PLAN..............................................................  84


ARTICLE XII  WITHDRAWAL OF PARTICIPATING EMPLOYER...........................  85

     SECTION 1.     NOTICE AND EFFECT.......................................  85

     SECTION 2.     DISTRIBUTABLE FUND......................................  88

     SECTION 3.     PAYMENT OF DISTRIBUTABLE FUND...........................  91

     SECTION 4.     PARTIAL TERMINATION.....................................  93

     SECTION 5.     TRANSFER TO QUALIFIED SUCCESSOR PLAN....................  94

     SECTION 6.     SPECIAL PROCEDURES UPON CONSERVATORSHIP OR

          RECEIVERSHIP......................................................  94


ARTICLE XIII  TERMINATION OF THE TRUST......................................  98


ARTICLE XIV  ADMINISTRATION AND MANAGEMENT OF FUND..........................  102

     SECTION 1.     ADMINISTRATION..........................................  102

     SECTION 2.     DISPUTE RESOLUTION......................................  105

     SECTION 3.     MANAGEMENT..............................................  106

     SECTION 4.     INFORMATION AND COMMUNICATIONS..........................  109


ARTICLE XV  AMENDMENTS......................................................  113


ARTICLE XVI  INTERPRETATION.................................................  114


SPECIAL EFFECTIVE DATES.....................................................  115

                    FINANCIAL INSTITUTIONS RETIREMENT FUND

                         Established December 1, 1943

A non-profit, IRA qualified, tax-exempt, pension plan and trust through which Federal Home Loan Banks, Savings and Loan Associations and similar institutions, or any other federally insured financial institutions (including those organizations serving them) may cooperate in providing for the retirement of their employees. These Regulations, including the Appendices attached hereto, contain the governing provisions of the Fund's Comprehensive Retirement Program, a plan which provides retirement and death benefits. All contributions to the Fund are commingled, and all assets of the Fund are invested on a pooled basis, without allocation to individual employers or employees. All amounts payable by the Fund are a general charge upon all of its assets.

                                  REGULATIONS

                          As amended to July 1, 1993


                             ARTICLE I DEFINITIONS

The following words and phrases as used in these Regulations shall have the following meanings:

(1)  Abbreviations used in the following text shall mean:

     IRS       U. S. Internal Revenue Service

     IRC       U.S. Internal Revenue Code of 1986, as amended

     ERISA     Employee Retirement Income Security Act of 1974, as amended

     PBGC      Pension Benefit Guaranty Corporation

     DOL       U. S. Department of Labor

(2) "ACCUMULATED CONTRIBUTIONS" - The amount of benefit standing to the credit of a Member representing the contributions made by the Member together with Regular Interest thereon as determined in accordance with ERISA.

(3) "BENEFICIARY" - In accordance with Article IV, Section 3 and applicable law, the person or persons, other than a Contingent Annuitant, designated to receive any amount payable upon the death of a Member or Retirant. Such designation may be made or changed only by the Member or Retirant on a form provided by, and filed with, the Fund prior to the Member's death. If no Beneficiary is designated, or if the designated Beneficiary predeceases the Member or Retirant, then (except as provided in Article IV, Section 3(C) or Article VI, Section 1, Option 2) any such amount payable shall be paid to the estate of such Member or Retirant upon the Member's or Retirant's death.

(4) "BENEFIT SERVICE" - The period of Service counted in determining a Member's benefits as described in Article III.

(5) "BOARD" - The Board of Directors provided for in Article XIV to direct the operations of the Fund.

(6) "COMMENCEMENT DATE" - The date on which an Employer begins to participate in the Fund's Comprehensive Retirement Program.

(7) "COMMUTED VALUE" - The present value of a series of future installment payments discounted at the rate of 7% per annum.

(8) "CONTINGENT ANNUITANT" - A person designated to receive a continuing allowance under one of the options of, and in accordance with, Article VI upon the death of a Retirement.

(9) "EFFECTIVE DATE" - Except as otherwise noted herein, the effective date of the Regulations, as amended and restated, is July 1, 1993.

(10) "EMPLOYEE" - Unless an Employer elects otherwise or as necessary to satisfy the requirements of IRC Sections 41 O(b) and 401 (a)(26) and the IRS Regulations thereunder, any person in the Service of an Employer who receives a Salary. If an individual receives no income from an Employer other than commissions and such Employer does not elect to include commissions as Salary under Section (25) of this Article, then such individual shall not be treated as an Employee for purposes of the Regulations.

(11) "EMPLOYER" - Any institution which has adopted the Regulations and participates in the Fund, having applied, qualified and been approved in accordance with Article II, Section 1.

(12) "ENROLLMENT DATE" - The date on which an Employee becomes a Member.

(13) "EQUIVALENT VALUE" - A benefit of equivalent value when computed on the basis of tables, developed taking into account actuarial assumptions and interest rates, which tables were last adopted for this purpose by the Board and specified in Appendix A attached hereto; provided, however, that the interest rate used to determine the Equivalent Value of a benefit for purposes of Article Xl, Section 2, shall not be greater than the PBGC Interest Rate.

(14) "FUND" - The Financial Institutions Retirement Fund (formerly known as Savings Associations Retirement Fund) consisting of and governed by the Regulations and Trust which together constitute a tax-qualified employee retirement benefit plan.

(15) "HOUR OF SERVICE" -

          (A) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

          (B) Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this Subsection (B) for any single continuous period (whether or not such period occurs in a single computation period). Hours under this Subsection (B) will be calculated and credited pursuant to Section 2530.200b-2 of the DOL Regulations which is incorporated herein by this reference; and

          (C) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. The same Hours of Service will not be credited both under Subsection (A) or (B), as the case may be, and under this Subsection (C). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

          Hours of Service will be credited for employment with other members of an affiliated service group (under IRC Section 414(m)), a controlled group of corporations (under IRC Section 414(b)), or a group of trades or businesses under common control (under IRC Section 414(c)), of which the Employer is a member, and any other entity required to be aggregated with such Employer pursuant to IRC Section 41 4(o).

          Hours of Service will also be credited for any individual considered an Employee for purposes of the Regulations under IRC Section 414(n) or
     Section 41 4(o).

(16) "MEMBER" - An Employee enrolled in the membership of the Fund's Comprehensive Retirement Program as provided in Article II, Section 2.

(17) "PLAN YEAR" -  A 12-month period ending June 30.

(18) "PBGC INTEREST RATE" - The interest rate used by the PBGC, as of the date of distribution, for its purposes of determining the present value of a lump sum distribution on plan termination.

(19) "QUALIFIED DOMESTIC RELATIONS ORDER" - Any judgment, decree or order (including approval of a property settlement agreement) which has been determined by the Board to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the IRC. During the pendency of the Fund's review of a domestic relations order which provides for the payment of a portion of a Member's retirement benefits to an alternate payee, such portion shall be placed in a separate account in the Trust.

(20) "REGULAR INTEREST" - Interest at the rate or rates adopted from time to time by the Board for the purpose of computing interest on the contributions made by a Member; provided, however, for Plan Years beginning on or after July 1, 1988 interest compounded annually at the rate of 120 percent of the applicable Federal mid-term rate as in effect under IRC
     Section 1274 for the first month of the Plan Year.

(21) "REGULATIONS" - The Regulations of the Fund, as the same may be amended from time to time.

(22) "RETIRANT" - A former Member who has been retired under Article IV or XII (including one who terminated with a vested benefit and deferred commencement of his Retirement Allowance).

(23) "RETIREMENT ALLOWANCE" - The annual lifetime allowance payable to a Retirement under Articles IV and V.

(24) "RETIREMENT DATE" - The date as of which a Member becomes a Retirant under
     Article IV or XII.

(25) "SALARY" - An Employer shall adopt, on a uniform basis for its Members and in accordance with the applicable provisions of the IRC and IRS Regulations, one of the following definitions of Salary:

     (A) (1) Regular, basic salary or wage rate as of January 1 of the calendar year or the Member's date of employment, if later.

          (2) Regular, basic salary or wage rate as of January 1 of the calendar year or the Member's date of employment, if later, plus overtime payments earned in the immediately preceding calendar year.

          (3) Regular, basic salary or wage rate as of January 1 of the calendar year or the Member's date of employment, if later, plus overtime payments and bonuses earned in the immediately preceding calendar year.

          (4) Salary, as defined in Paragraph (1), (2) or (3) of this Subsection (A), plus commissions earned in the immediately preceding calendar year, but not to exceed such amount of commissions as the Employer shall designate.

     (B) (1) Regular, basic salary or wage rate as in effect for each month of the calendar year.

          (2) Regular, basic salary or wage rate as in effect for each month of the calendar year, plus overtime payments earned in each such month.

          (3) Regular, basic salary or wage rate as in effect for each month of the calendar year, plus overtime payments and bonuses earned in each such month.

          (4) Salary, as defined in Paragraph (1), (2) or (3) of this Subsection (B), plus commissions earned in the current calendar year, but not to exceed such amount of commissions as the Employer shall designate.

     (C) Total taxable compensation as reported on a Member's IRS Form W-2 (exclusive of any compensation deferred from a prior year) for the calendar year.

For purposes of the definition of "Salary" under Subsection (B) or Subsection
(C) of this Article I (25), Salary shall be deemed to be earned uniformly over each month of Benefit Service during the calendar year.

For purposes of the definition of "Salary," special payments such as deferred compensation (other than amounts voluntarily deferred by the Member under Section 401(k) of the IRC), and contributions by the Employer under this or any other plan (other than before-tax contributions made on behalf of a Member to a cafeteria plan under Section 125 of the IRC unless the Employer specifically elects to exclude such contributions) shall be excluded. If an Employer elects to include commissions in the definition of Salary adopted under this Article I
(25), the amount of commissions to be included shall, at the Employer's option which shall be uniformly applied, be reduced, but not below zero, to an amount by which a fixed dollar amount specified by the Employer exceeds the Member's Salary excluding commissions. Accordingly, if a Member's Salary, excluding commissions, equals or exceeds the applicable fixed dollar amount, then no commissions will be included as Salary.

For all purposes of this Article I(25), only a Member's first $200,000 (adjusted for cost of living in accordance with Section 401(a)(17) of the IRC) of Salary shall be taken into account. Effective July 1, 1994, "Salary," as otherwise defined above, shall be limited to a Member's first $150,000 (as adjusted for cost-of-living and otherwise limited or modified in accordance with Section 401(a)(17) of the IRC and applicable IRS rulings and regulations); provided, however that a Member's accrued benefit determined in accordance with the Regulations shall not be less than the accrued benefit of such Member determined as of June 30, 1994.

Subject to the IRC, any definition of "Salary" adopted by an Employer under Section (25) of this Article I shall be applied to all years of a Member's Benefit Service; provided, however, if an Employer so elects, the definition of Salary adopted under this Section (25) shall be applied only to a Member's years of Benefit Service completed subsequent to the effective date of the Employer's adoption of such definition of Salary.

(26) "SERVICE" - Employment with an Employer. A period of employment shall commence or recommence as of the first day the Employee is credited with an Hour of Service. In accordance with DOL Regulations Section 2530.200b-2(b) and (c), Service includes (i) periods of vacation, (ii) periods of layoff,
     (iii) periods of absence authorized by an employer for sickness, temporary disability or personal reasons, and (iv) if and to the extent required by federal law, service in the Armed Forces of the United States. In addition to the foregoing in this Section (26), Service shall include employment with other entities required to be aggregated with an Employer under IRC
     Section 414(b), (c), (m) or (o) and shall include an individual's employment with an Employer during the period for which such individual is not eligible for membership in the Fund's Comprehensive Retirement Program pursuant to Article 11, Section 2(B).

(27) "SPOUSE" - Except as otherwise provided by a Qualified Domestic Relations Order, the individual to whom a Member or Retirant was married on the earlier of (i) the date of his death or (ii) the first date of the period for which his Retirement Allowance commences.

(28) "TRUST" - The Trust established in respect of the Regulations under the Declaration of Trust made as of July 15, 1943, as amended, in which the Regulations are incorporated by reference.

(29) "TRUSTEE" - The Trustee of the Trust.

(30) "VESTING SERVICE" - The period of Service counted in determining a Member's eligibility for early retirement as described in Article III.

(31) The masculine pronoun wherever used shall include the feminine pronoun.

                   ARTICLE II  PARTICIPATION AND MEMBERSHIP

SECTION 1.  EMPLOYER PARTICIPATION

Any federally insured financial institution or other organization serving it may apply to the Board for participation in the Fund's Comprehensive Retirement Program if (A) as of its Commencement Date and in accordance with Section 410(b) of the IRC and the IRS Regulations (i) the percentage of non-highly compensated employees who will benefit under the Regulations is at least 70% of the percentage of highly compensated employees (as defined in Section 414(q) of the
IRC) who will benefit under the Regulations (excluding such employees as are permitted to be excluded under IRS Regulations), or (ii) the average benefit percentage test (as defined in Section 410(b)(2) of the IRC and the IRS Regulations) will be satisfied with respect to the Employer, and (B) as of its Commencement Date and in accordance with Section 401(a)(26) of the IRC and the IRS Regulations, at least 50 (or, if a lesser number results, 40%) of the Employer's Employees will benefit under the Fund. The applicant shall submit the formal application and all required information, and the Board, in its discretion, shall decide upon admittance and determine the Commencement Date. The Board may, in its discretion and at such times as it may determine, require an affirmative showing by an Employer of its continued compliance with the requirements of Section 410(b) and Section 401(a)(26) of the IRC and IRS Regulations. Initial and continued participation shall be subject to continued compliance with the IRC and IRS Regulations in order that the Fund be maintained
as a trust qualified under Section 401(a) of the IRC.   Notwithstanding anything
in this Section 1 to the contrary, any Member of the Fund's Comprehensive Retirement Program who is transferred to a governmental or quasi-governmental agency serving the financial industry shall continue as a Member of the Fund's Comprehensive

Retirement Program provided that such Member's employing agency has adopted the Regulations.

SECTION 2.  EMPLOYEE MEMBERSHIP

(A) Every Employee, except as provided in Subsection (B) of this Section 2, shall be enrolled as a Member of the Fund's Comprehensive Retirement Program on the latest of:

     (1)  His Employer's Commencement Date; or

     (2) The first day of the month coincident with or next following the date he is hired by his Employer; or

     (3) The first day of the month coincident with or next following the expiration of any waiting period established with the Fund by his Employer and made uniformly applicable to its Employees, which period may not extend beyond the later of his completion of one year of Service or attainment of age 21. Such waiting period shall be inapplicable, however, in the cases of restoration and reinstatement of Service described in Article VIII and Article X, Section 2, respectively, except for those Employees who have received a complete distribution of their benefits on account of the withdrawal of their Employer from participation in the Fund under Article XII or who have elected to transfer their accrued benefits to a qualified successor plan on account of such withdrawal from participation in the Fund under Article XII; or

     (4) The first day of the month coincident with or next following the date he is no longer ineligible under Subsection (B) of this Section; or

     (5) In the case of an Employer with respect to whom Employees were excluded from eligibility for membership pursuant to Paragraph (1) of Subsection (B) of this Section 2, as in effect on June 30, 1988 (Employees hired on or after attainment of age 60 were ineligible), at such Employer's option, with respect to any Employee who had attained age 60 prior to being hired and who has an Flour of Service on or after July 1, 1988 the applicable enrollment date otherwise provided under this Subsection (A) and determined without regard to Paragraph
          (1) of Subsection (B) of this Section 2 as in effect on June 30, 1988.

(B) An Employee shall not be eligible for membership if he is in one of the following classes for which his Employer has requested, and the Fund has granted, subject to continuing compliance with applicable provisions of the IRC and ERISA, exclusion:

     (1) Those who are covered by another designated pension plan of their Employer.

     (2) Those who are compensated on an hourly basis - whereby compensation for each pay period (without regard to paid absences) is determined by multiplying the hourly wage rate by the actual number of Hours of Service completed.

     (3) Those who are hired under a written agreement which (i) precludes membership in the Fund and (ii) provides for a specific period of employment not in excess of one year.

(C) Every Employee, except as provided in Subsection (D) of this Section 2, shall, as a condition of his employment, agree to become a Member when eligible and shall be enrolled as a Member by his Employer as of the date he becomes eligible. However, no person shall under any circumstances become a Member unless and until his enrollment application is filed with, and accepted by, the Fund.

(D) An Employee who is in Service on his Employer's Commencement Date may elect not to become a Member by filing with the Fund, within 60 days after he becomes eligible, written notice of such election wherein he waives all present and prospective benefits which he would otherwise have as a Member. An Employee who files such notice shall be excluded from membership upon receipt by the Fund of such notice. Thereafter, he may become a Member only if he files an enrollment application within five years of the later of such Commencement Date or the date he becomes eligible for membership, and furnishes evidence of good health satisfactory to the Fund.

(E) If, on the date a Member is enrolled, his Employer does not expect him to complete at least 1,000 Hours of Service in the next 12 consecutive month period, the Member shall be placed forthwith on inactive membership under
     Article X, Section 3.

(F) Membership shall not confer any legal rights upon any Employee or other person against any Employer, nor shall it interfere with the right of any Employer to discharge any Employee.

                             ARTICLE III  SERVICE

SECTION 1.  BENEFIT SERVICE

(A) Benefit Service is the period of Service counted in determining a Member's benefits (subject to Articles IV and V). It is the sum of Membership Service and Prior Service.

(B) Membership Service is the years and months of Service rendered by a Member from his Enrollment Date to the date of termination of his membership, which date shall be the date immediately preceding his applicable Retirement Date. Subject to Article X, a Member shall be credited with one month of Membership Service for each calendar month of enrolled membership during which an Hour of Service is credited.

(C) Prior Service is the years and months of Service rendered by a Member through the day preceding his Employer's Commencement Date, for which his Employer will allow credit on a uniform basis. At the Employer's option and in a uniform and nondiscriminatory manner, an Employer shall have the right to count, as Prior Service under this Subsection (C), any period of Service not otherwise taken into account pursuant to this Article III.

     Notwithstanding the foregoing, an Employer may, with the consent of the Fund, determine as Prior Service of any Employee a period of his continuous employment with (i) an organization which has been merged or consolidated with, or substantially all the assets of which have been acquired by, the Employer and (ii) the Federal Home Loan Bank Board which preceded employment with such Employer, provided that such determination be uniformly applicable to all continuing Employees who have been employed by such organization and enrolled in the membership of the Fund. An Employer may, upon such terms and conditions as the Fund and the IRS shall approve, provide benefits in respect of any person covered by a prior retirement plan of the Employer which was qualified under Section 401(a) of the IRC and in connection therewith transfer funds from such plan to the Fund so long as such transferred funds are applied so that each Member affected thereby would receive a benefit immediately after the transfer, if the Fund then terminated, at least equal to the benefit he would have received upon the termination of the prior plan immediately before such transfer.

SECTION 2.  VESTING SERVICE

For purposes of determining an Employee's eligibility for early retirement and subject to any adjustment required by Article X, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment with an Employer and ending on the date a break in service begins. The first day of employment or reemployment is the first day the Employee performs an hour of service. An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days. For purposes of this
Section 2, hour of service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for an Employer.

Break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by an Employer and commences on an Employee's severance from service date. An Employee's severance from service date is the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

If an Employer is a member of an affiliated service group (under IRC Section 414(m)), a controlled group of corporations (under IRC Section 414(b)), or a group of trades or businesses under common control (under IRC Section 414(c)), or any other entity required to be aggregated with the employer pursuant to IRS
Section 414(o), Vesting Service will be credited for any employment for any period of time for any other member of such group. Vesting Service will also be credited for any individual required under IRC Section 414(n) or Section 414(o) to be considered an Employee of an employer aggregated under IRC Section 414(b),
(c), or (m).

                          ARTICLE IV  BASIC BENEFITS

All the benefits described in Articles IV and V are provided on a uniform basis for the Members of an Employer, except as otherwise provided under Article V,
Section 8.

SECTION 1.  NORMAL RETIREMENT

(A) Any Member who attains age 65 while in Service shall be fully vested and retired on his normal retirement date which shall be the first day of the month coincident with or next following his 65th birthday or, if later, the date of his termination of employment; except that if he shall have attained age 65 before his Employer's Commencement Date, then his normal retirement date shall be such Member's termination of employment.

(B) The annual normal Retirement Allowance payable as of a Member's normal retirement date shall be determined under the benefit formula elected by the Employer under Article V, Section 1. In the case of a Member who retires after attaining age 65, such Member's Retirement Allowance shall be the greater of (i) the Member's Retirement Allowance based on his years of Benefit Service as of his Retirement Date, or (ii) the Member's Retirement Allowance as of the first day of the month coincident with or next following the later of (x) the Member's attainment of age 65 or (y) the Member's Employer's Commencement Date, increased by .8% for each month from such date to his normal retirement date (but not beyond age 70).

(C) In lieu of having his normal Retirement Allowance commence as of his normal retirement date, a Member may elect to have such allowance commence in an increased amount as of the first day of any month subsequent to his normal retirement date but not later than the first day of the month next following his attainment of age 70. The regular

     Retirement Allowance of such a Member shall be increased by .8% for each month of deferral up to a maximum increase of 48%.

SECTION 2.  EARLY RETIREMENT

(A) Any Member whose Service is terminated before attainment of age 65 and who has a nonforfeitable right to all or a portion of the Retirement Allowance provided by his Employer's contributions may, upon written application filed with the Fund, be retired as of his early retirement date which shall be the first day of the month coincident with or next following the date of such termination.

(B)  (i)   With respect to the benefit formulas described in Article V, Sections
           1(A), 1(B), 1(C), 1(F), 1(i), 1(J), 1(K), 1(L), and 1(M), the annual early Retirement Allowance payable before age 65 shall be equal to a percentage of the annual Retirement Allowance otherwise payable as of the Member's normal retirement date, calculated on the basis of his Salary (career average, High-5 or High-3, whichever is applicable) and the Benefit Service as of his early retirement date.

     (ii) With respect to the benefit formulas described in Article V, Sections 1(D), 1(E), 1(G), 1(H), 1(N), and 1(O), the annual early Retirement Allowance payable before age 65 shall be equal to a percentage of the annual Retirement Allowance otherwise payable as of the Member's normal retirement date calculated on the basis of his Salary (High-5 or High-3, whichever is applicable) as of his early retirement date and the Benefit Service he would have completed as of his normal retirement date. The amount determined under the preceding sentence shall be multiplied by a fraction, the numerator of which is the actual years and months of

           Benefit Service the Member has completed as of his early retirement date and the denominator of which is the number of years and months of Benefit Service which the Member would have completed as of his normal retirement date.

     (iii) The percentage applied in Subsection (B)(i) or (B)(ii) of this
           Section 2 shall be determined by the Member's Vesting Service at early retirement from either of the following tables, as adopted by his Employer:

                                 TABLE 1
                                 -------
          Completed Years of                       Vesting
          Vesting Service                          Percentage
          ------------------                       ----------
          Less than 5                                   0%
          5 or more                                   100%


                                 TABLE II
                                 --------
          Completed Years of                       Vesting
          Vesting Service                          Percentage
          ------------------                       ----------
          Less than 2                                  0%
               2                                      20%
               3                                      40%
               4                                      60%
               5                                      80%
          6 or more                                  100%

    An Employer may change from one vesting table to the other; provided, however, that if an Employer adopts Table I subsequent to having adopted Table II, then any Employee who became a Member before the date of adoption of Table I and has less than 5 years of Vesting Service will continue to be subject to Table II until such Member has 5 years of Vesting Service. If an Employer adopts Table II subsequent to having adopted Table 1, then any Employee who became a Member before the date of adoption of Table 11 and has less than 5 years of Vesting Service shall be subject to Table 11; but, at such time as such Member completes 5 years of Vesting Service he will again become subject to Table 1.

(C) In lieu of having his early Retirement Allowance commence at age 65 under Subsection (B) of this Section 2, a Member may elect to have such allowance commence in an increased amount as of the first day of any month subsequent to his attainment of age 65 but not later than the first day of the month next following his attainment of age 70. The regular Retirement Allowance of such a Member shall be increased by .8% for each month of deferral beyond age 65 up to a maximum increase of 48%.

(D) In lieu of the Retirement Allowance payable at age 65 under Subsection (B) of this Section 2, a Member may elect to have his early Retirement Allowance commence in a reduced amount, as of the first day of any month subsequent to his attainment of age 45, or 55, whichever has been designated on a uniform basis by his Employer. If a Member so elects, his annual early Retirement Allowance shall be equal to a percentage of his annual early Retirement Allowance otherwise payable under Subsection (B) of this Section 2. Such percentage shall be determined by the Member's age at commencement of his Retirement Allowance using the Table adopted by his Employer pursuant to
    Article V, Section 2.

    Notwithstanding anything in this Section 2 to the contrary, an Employer may elect to provide that any early Retirement Allowance which commences after a Member's attainment of age 60 or 62, as designated by the Employer in its election, shall not be reduced because of the commencement of such allowance before the Member's normal retirement date; provided, however, an Employer may not elect to provide such an unreduced early Retirement Allowance if the Employer has elected to provide any of the normal retirement benefit formulas described in Article V, Section 1(E),
    (F), (G), (H), (I), (J), (K), (L), (M), (N) or (O).

    In the case of an Employer's election pursuant to this Subsection (D) to provide an unreduced early Retirement Allowance upon a Member's attainment of age 60 or 62, as designated by the Employer, the early retirement factors set forth in Appendix E hereto shall apply to the commencement of the Member's Retirement Allowance prior to the Member's attainment of age 60 or 62, as applicable.

    Notwithstanding anything in this Article IV to the contrary, in the case of a Member who has terminated Service with the Employer with a nonforfeitable interest in his Retirement Allowance (as determined in accordance with Article IV, Section 2(B)(iii)) and who is eligible for disability benefits under the Federal Social Security Act, such Member may elect to commence to receive his disability retirement benefits under this Section 2 regardless of the Member's age at such time. In the event of the payment of such disability retirement benefits as provided in this Subsection (E), such benefits shall be the Equivalent Value of the disabled Member's early Retirement Allowance as determined by the Fund in accordance with the IRC, ERISA and applicable governmental regulations to reflect the early commencement of the payment thereof.

SECTION 3.  DEATH BENEFITS

(A) Subject to the provisions of Subsection (B) of this Section 3, upon the death of a Member who was eligible for early retirement at the time of his death and is survived by a Spouse, the Equivalent Value of 120 monthly installments of his Retirement Allowance, determined as if he had retired as of the first day of the month during which he died, but not less than his Accumulated Contributions, if any, shall be paid in the form of a life annuity to such Spouse, as Beneficiary, unless such Spouse elects a lump sum or an installment form of payment under Subsection (D) of this Section 3; provided, however, that if such Member's Spouse had consented in writing to the Member's designation of a different Beneficiary, such death benefit will be paid to such designated Beneficiary. Any such non-spousal designation may be revoked by the Member without spousal consent at any time prior to the Member's death. If a Member eligible for early retirement at the time of his death is not survived by a Spouse, such death benefit will be paid to his designated Beneficiary or, if there is no designated Beneficiary, to the Member's estate. If the Member was not eligible for early retirement at the time of death, no death benefit other than the refund of his Accumulated Contributions, if any, shall be payable.

(B) Upon the death of a Member who was eligible for early retirement and who was survived by a Spouse entitled to receive the death benefit determined under Subsection (A) of this Section 3 or under Article V, Section 4, whichever is applicable, such death benefit shall not be less than the Equivalent Value of one-half of the Option 3 allowance under Article VI, Section 1, as if such Spouse had been designated Contingent Annuitant.

(C) Upon the death of a Retirant who died before 120 monthly installments of his Retirement Allowance had been paid and was survived by a Spouse and at the time of his death no optional form of payment under Article VI was in effect, the Commuted Value of such unpaid installments shall be paid in a lump sum to his Spouse as Beneficiary; provided, however, that if such Retirant's Spouse had consented in writing to the designation of a different Beneficiary, the death benefit will be paid to such designated Beneficiary. Any such non-spousal designation may be revoked by the Retirant without spousal consent at any time prior to the Retirant's death. If a Retirant is not survived by a Spouse at the time of his death, the death benefit will be paid to his designated Beneficiary or, if there is no designated Beneficiary, to the Retirant's estate.

(D) (1) Upon written request filed with the Fund by the Member or Retirant, or if no such request had been made prior to the time of death, then upon written application filed by the Beneficiary prior to payment of any amount on account of the death of the Member or Retirant, the lump sum payment provided for in Subsection (A), (B) or (C) of this Section 3 may be converted into installments over a period of up to 10 years for a spousal Beneficiary, or over a period of up to 5 years for a non-spousal Beneficiary, computed with interest as specified by the Fund, and should the Beneficiary die before having received all such installments, the Equivalent Value of the unpaid installments using such interest rate shall be paid in a lump sum to the Beneficiary's estate.

    (2) If a Member or Retirant dies before distribution of his Retirement Allowance commences, distribution of the Member's or Retirant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

         (a) if any portion of the Member's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Member died,

         (b) if the designated beneficiary is the Member's Surviving Spouse, the date distributions are required to begin in accordance with
              (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Member died and (2) December 31 of the calendar year in which the Member would have attained age 70 1/2.

    If the Member has not made an election pursuant to this Subsection (D) by the time of his or her death, the Member's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member. If the Member has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Member's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death. For purposes of this paragraph (2), if the Member's or Retirant's Surviving Spouse dies after the Member or Retirant, but before payments to such Spouse begin, the provisions of this paragraph (2), with the exception of subparagraph (b) thereof, shall be applied as if the Surviving Spouse was the Member or Retirant. Notwithstanding the foregoing, to the extent any Retirement Allowance provides for payments after a Retirant's death to a beneficiary other than the Retirant's Spouse, such payments shall be made in accordance with
    Section 401(a)(9) of the IRC and the IRS Regulations thereunder.

(E) Special provisions:

    (i) If a Member who is eligible for early retirement dies after termination of Service and prior to his Retirement Date, his death benefit shall be determined under

         Subsection (A) of this Section 3, or Article V, Section 4(A), whichever is applicable. If such a Member dies on or after his Retirement Date, the death benefit shall be determined under Subsection (B) of this
         Section 3 or Article V, Section 4(B), whichever is applicable.

    (ii) If a disability Retirant dies within 90 days after his separation from active employment, his death benefit, if any, shall be determined under Subsection (A) of this Section 3, or Article V, Section 4(A), whichever is applicable, and shall be reduced (but not below zero) by the sum of any retirement payments made.

(F) Upon the death of a Retirant whose Retirement Allowance has commenced, any death benefit (if paid in installments) shall be distributed to his Beneficiary at least as rapidly as under the method being used as of the date of the Retirant's death.

SECTION 4.  POST-AGE 65 ACCRUALS

Effective July 1, 1988, an Employee who had attained age 65 prior to July 1, 1988 will continue to accrue benefits in accordance with the Regulations. No benefits shall accrue with respect to such Employee's Service which occurred after the employee's attainment of age 65 but prior to July 1, 1988; provided, however, an Employer may elect to provide benefit accruals with respect to such pre-July 1, 1988 Service.

              ARTICLE V  BENEFIT FORMULAS AND ADDITIONAL BENEFITS

SECTION 1.  NORMAL RETIREMENT BENEFIT FORMULAS

An Employer may provide, on a uniform basis for its Members, one of the following normal retirement benefit formulas:

(A) Nonintegrated Benefit Formulas

    The product of:

    (1) An annual accrual rate equal to any rate not less than 1% and not greater than 3% (determined in .25% increments), as designated by the Employer, multiplied by

    (2) The Member's (a) career average Salary, (b) High-5 Salary or (c) High-3 Salary, as designated by the Employer, multiplied by

    (3)  The number of years and months of Benefit Service.

(B) Nonintegrated Benefit Formulas with a Benefit Service Cap

    The product of:

    (1) An annual accrual rate equal to any rate not less than 1% and not greater than 3% (determined in .25% increments), as designated by the Employer, multiplied by

    (2) The Member's (a) High-5 Salary or (b) High-3 Salary, as designated by the Employer, multiplied by

    (3) The number of years and months of Benefit Service up to a maximum of 25, 30, 35, 40, 45 or 50 years, as designated by the Employer.

(C) Partial High-5 or High-3 Salary Benefit Formulas

    The greater of (1) or (2):

    (1)  The product of:

         (i) An annual accrual rate equal to any rate not less than 1% and not greater than 3% (determined in .25% increments), as designated by the Employer, multiplied by

         (ii) The Member's (a) High-5 Salary or (b) High-3 Salary, as designated by the Employer, multiplied by

         (iii)  The number of years and months of Benefit Service, multiplied by

         (iv) Any percentage less than 100% but equal to or greater than 50%, as designated by the Employer.

    (2)  The product of:

         (i) An annual accrual rate equal to any rate not less than 1% and not greater than 3% (determined in .25% increments), as designated by the Employer under Subsection (C)(1)(i) of this
                Section 1, multiplied by

         (ii)   The Member's career average Salary, multiplied by

         (iii)  The number of years and months of Benefit Service.

(D) Nonintegrated Fixed Percentage Formulas

    The product of:

    (1) Any percentage not less than 40% and not greater than 80%, as designated by the Employer, multiplied by

    (2) The Member's (a) High-5 Salary or (b) High-3 Salary, as designated by the Employer, for each Member who completes a minimum number of years of Benefit

         Service equal to 25 or 30 years of Benefit Service as of his normal retirement date, as designated by the Employer.

    If a Member does not complete the required minimum number of years of Benefit Service as of his normal retirement date, his Retirement Allowance under this Subsection (D) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his normal retirement date and the denominator of which is the required minimum number of years of Benefit Service.

(E) 1.5% Integrated Benefit Formula With Career Average Minimum

    The product of:

    (1) 1.0% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the Covered Compensation Level ("CCL"), plus 1.5% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2)  The number of years and months of Benefit Service.

         In the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to such years of Benefit Service in excess of 35, will be equal to 1.5% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula in this Section 1(E), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.5% of the Member's High-5 (or High-3) Salary, both above and below the CCL. In no event will the

         Member's normal Retirement Allowance computed under this Section 1(E) be less than the product of:

         (a)  1.5%, multiplied by

         (b)  The Member's career average Salary, multiplied by

         (c)  The number of years and months of Benefit Service.

(F) 2% Integrated Benefit Formula With Career Average Minimum
    The product of:

    (1) 1.5% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 2.0% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2)  The number of years and months of Benefit Service.

         In the event a Member has completed more than 35 years of Benefit Service as of the date of his termination of employment, the Member's Retirement Allowance, with respect to such years of Benefit Service in excess of 35, will be equal to 2.0% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula in this Section 1(F), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.0% of the Member's High-5 (or High-3) Salary, both above and below the CCL. In no event will the Member's normal Retirement Allowance computed under this
         Section 1(F) be less than the product of:

         (a)  2.0%, multiplied by

         (b)  The Member's career average Salary, multiplied by

         (c)  The number of years and months of Benefit Service.

(G) 1.5% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 1.0% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 1.5% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. In the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 1.5% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula in this Section 1(G), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.5% of the Member's High-5 (or High-3) Salary, both above and below the CCL.

(H) 1.75% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 1.25% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 1.75% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. in the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 1.75% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula provided in this
         Section 1(H), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.75% of the Member's High-5 (or High-3) Salary, both above and below the CCL.

(I) 2% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 1.5% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 2.0% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. in the event a Member has completed more than 35 years of Benefit Service as of the date of his termination of employment, the Member's Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 2.0% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula in this Section 1(1), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.0% of the Member's High-5 (or High-3) Salary, both above and below the CCL.

(J) 2.25% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 1.75% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 2.25% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. In the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to Benefit Service in excess of 35 years will be equal to 2.25% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula provided in this Section 1(J), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.25% of the Member's High-5 (or High-3) Salary both above and below the CCL.

(K) 2.5% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 2.0% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 2.5% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. In the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to Benefit Service in excess of

         35 years, will be equal to 2.5% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula provided in this Section 1(K), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.5% of the Member's High-5 (or High-3) Salary, both above and below the CCL.

(L) 2.75% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 2.25% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 2.75% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. In the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to Benefit Service in excess of 35 years will be equal to 2.75% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula provided in this Section 1(L), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.75% of the Member's High-5 (or High-3) Salary both above and below the CCL.

(M) 3% Integrated Benefit Formula Without Career Average Minimum

    The product of:

    (1) 2.5% of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 3.0% of the Member's High-5 (or High-3) Salary above the CCL, multiplied by

    (2) The number of years and months of Benefit Service. In the event a Member has completed more than 35 years of Benefit Service as of his normal retirement date, the Member's Retirement Allowance, with respect to Benefit Service in excess of 35 years will be equal to 3% of the Member's High-5 (or High-3) Salary, both above and below the CCL. At the Employer's election, with respect to Benefit Service completed prior to the Employer's adoption of the integrated benefit formula provided in this Section 1(M), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 3.0% of the Member's High-5 (or High-3) Salary both above and below the CCL.

(N) Integrated Fixed Percentage Formulas with 25 Years of Benefit Service Cap The product of:

    (1) Any percentage commencing with 25% and not exceeding 62.5% (in increments of 6.25%), as designated by the Employer, of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus

    (2) The sum of (i) the percentage designated in paragraph (1) of this Subsection (N) and (ii) 12.5% multiplied by the Member's High-5 (or High-3) Salary above the CCL, for each Member who completes 25 years of Benefit Service as of his normal retirement date.

    If a Member does not complete 25 years of Benefit Service as of his normal retirement date, his Retirement Allowance under this Section 1(N) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his normal retirement date and the denominator of which is 25.

(O) Integrated Fixed Percentage Formulas with 30 Years of Benefit Service Cap

    The product of:

    (1) Any percentage commencing with 30% and not exceeding 75% (in increments of 7.5%), as designated by the Employer, of the Member's High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus

    (2) The sum of (i) the percentage designated in paragraph (1) of this Subsection (O) and (ii) 15% multiplied by the Member's High-5 (or High-
         3) Salary above the CCL, for each Member who completes 30 years of Benefit Service as of his normal retirement date.

    If a Member does not complete 30 years of Benefit Service as of his normal retirement date his Retirement Allowance under this Section 1(O) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his normal retirement date and the denominator of which is 30.

    For an Employer which had elected an integrated benefit formula prior to July 1, 1989, and which elects any of the integrated benefit formulas described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N) or
    (O) of this Section 1, if a Member's Retirement Allowance determined under the prior integration formula as of June 30, 1989 exceeds the Member's Retirement Allowance determined under the applicable integration formula described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N) or
    (O), then the higher Retirement Allowance will be payable. For purposes of this Article V, "career average Salary" shall mean the average annual Salary during Benefit Service. "High-5 Salary" shall mean the average annual Salary over the 5 consecutive years of highest Salary during Benefit Service. "High-3 Salary" shall mean the average annual Salary over the 3 consecutive yea's of highest Salary during Benefit Service. For purposes of Subsections (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), and (O) of
    this Section 1 (except as otherwise provided in the following paragraph of this Section 1), CCL shall mean the average of the taxable wage bases in effect under Section 230 of the Social Security Act as of the beginning of each Plan Year included in the 35-year period ending with the last day of the calendar year preceding the calendar year in which the Member attains (or will attain) his social security retirement age, as defined in Section 41 5(b)(8) of the IRC. However, commencing with the Plan Year beginning on July 1, 1995, CCL shall mean the average of the taxable wage bases in effect under Section 230 of the Social Security Act as of the beginning of each Plan Year included in the 35-year period ending with the last day of the calendar year in which the Member attains (or will attain) his social security retirement age, as defined in Section 415(b)(8) of the IRC.

    The taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. In addition, a Member's CCL for a Plan Year beginning before the 35-year period referred to in this paragraph shall be the taxable wage base in effect as of the beginning of such plan year.

    For purposes of Subsections (G), (H), (I), (J), (K), (L), (M), (N) and (O) of this Section 1, in lieu of the foregoing definition of CCL, an Employer may elect, on a uniform basis for its Members, to define CCL as the greater of $10,000 or one-half of the "covered compensation" (as defined in Section 1.401(1)-1(c)(7) of the IRS Regulations) of an individual who attains his social security retirement age in the calendar in which the Plan Year begins.

    Notwithstanding anything in this Section 1 to the contrary, in no event may an Employer's election to provide any of the benefit formulas described in this Section 1 reduce a Member's accrued benefit below the amount of such accrued benefit determined as of the day immediately preceding the effective date for the Employer's election of such a benefit formula under this
    Section 1. In addition, a Member's Retirement Allowance determined under the applicable integration formula described in Subsection (E), (F), (G),
    (H), (I), (J), (K), (L), (M), (N) or (O) shall conform to the cumulative permitted disparity limit and the annual overall permitted disparity limit as provided under the IRS Regulations.

SECTION 2.  EARLY RETIREMENT FACTORS

(A) An Employer shall adopt, on a uniform basis for its Members, one of the Early Retirement Factor Tables (with interpolation made to the nearest month) provided in Appendix E hereto.

(B) If an Employer provides an integrated benefit formula, as described in Subsection (E), (F), (G), (H), (i), (J), (K), (L), (M), (N) or (O) of
    Section 1 of this Article V, and adopts the early retirement factor table described in Table l(B) or (C), II(B) or (C) or III(B) or (C) of Appendix E, then the early retirement factor with respect to a Member's

    Retirement Allowance attributable to Salary up to the "Covered Compensation Level," as defined in Section 1 of this Article V, and computed in accordance with the accrual rate described in Subsection (E)(1), (F)(1),
    (G)(1), (H)(1), (1)(1), (J)(1), (K)(1), (L)(1), (M)(1), (N)(1) or (O)(1) of
    Section 1 of this Article V (whichever shall apply) but only with respect to such Salary, shall be the applicable early retirement factor described in Appendix A.

SECTION 3.  DISABILITY RETIREMENT BENEFIT

(A) If an Employer has provided this benefit since its Commencement Date, then each of its Members --

    (i) who is not an inactive Member or is not on a leave of absence, and for whom contributions have not been discontinued,

    (ii) who is separated from active employment by reason of disability after the earlier of one year of Membership Service or five years of Benefit Service but before attainment of age 65, and

    (iii) who is certified by physicians designated by the Fund to have a physical or mental impairment which (a) prevents him from doing any substantial gainful activity for which he is fitted by education, training or experience, and (b) is expected to last at least 12 months from the date of such separation or to result in death, shall, upon notice to the Fund within 13 months of such separation date, be retired as of his disability retirement date which shall be the first day of the month coincident with or next following the date of such separation. (Receipt of proof satisfactory to the Fund within 13 months after the date of such separation that the Member is eligible for, or is receiving, disability insurance benefits under Title II of the Federal Social Security Act will be deemed presumptive evidence of entitlement to a disability Retirement Allowance under this Subsection (A).)

    If an Employer adopts this benefit subsequent to its Commencement Date, then it shall be effective for each of its Members, subject to the above conditions, no earlier than one year after notification to the Fund of its adoption.

(B) The annual disability Retirement Allowance shall be the normal Retirement Allowance (determined under Article V, Section 1) on the basis of the Member's Salary and Benefit Service to his disability retirement date, but shall not be less than 30% of his average annual Salary over the 5 consecutive years of his highest Salary during his Benefit Service (or during all the years of his Benefit Service if less than 5). In no event shall the disability Retirement Allowance exceed the Retirement Allowance that the disabled Member would have received if he had continued in Service to his normal retirement date and his Salary at disability had continued to such date.

(C) The Board may require any disability Retirant who has not attained age 65 to demonstrate continuing eligibility for disability retirement benefits as often as once a year. If such a Retirant refuses or cannot demonstrate to the satisfaction of the Board that he continues to be disabled within the definition of Subsection (A) of this Section 3, then his disability allowance shall be discontinued. The disability Retirement's disability Retirement Allowance will also cease if and when he returns to substantial gainful activity for which he is fitted by education, training or experience. In either case, it may be resumed if it is subsequently determined by the Board that the conditions of Subsection (A) of this
    Section 3 are again satisfied.

SECTION 4.  ADDITIONAL DEATH BENEFITS

(A) In lieu of the basic death benefit, if any, provided under Article IV,
    Section 3(A), an Employer may adopt the Additional Active Service Death Benefit which is payable upon the death of a Member in Service, for whom contributions have not been discontinued, to his Beneficiary in a lump sum equal to (i) plus (ii):

    (i) 100% of ne Member's last 12 months' Salary, plus an additional 10% of such Salary for each year of Benefit Service until a maximum of 300% is attained for 20 or more years of Benefit Service. If death occurs prior to the completion of one year of Benefit Service, this part of the benefit shall be 100% of the Member's annual Salary as of his Enrollment Date if his Salary is determined under Section (25)(A) of
         Article I, or his annualized Salary based on all completed months of Benefit Service prior to death if Salary is determined under Section
         (25)(B) or Section (25)(C) of Article I.

    (ii) The Member's Accumulated Contributions, if any.
    In no event shall such lump sum be less than the lump sum which would have been payable under either Article IV, Section 3(A) or Article V, Section 4(B), whichever is applicable.

(B) In lieu of the basic death benefit provided under Article IV, Section 3(A), an Employer (or a successor to such Employer) which was participating in the Fund as of June 30, 1983 may adopt the "12 Times" Retirement Benefit which is payable upon the death of a Retirant, who had not elected an optional form of payment under Article VI, in a lump sum equal to the excess, if any, of (i) over (ii):

    (i) An amount equal to 12 times the Retirant's annual allowance immediately prior to the commencement of his Retirement Allowance, or as of the first day of the month in which his death occurred if he died before having received any payment of such allowance.

    (ii) The sum of the Retirement Allowance payments he had received, if any. This benefit shall also be payable upon the death of a Member who was eligible for early retirement at the time of death in lieu of the benefit which would have been payable under Article IV, Section 3(A).

SECTION 5.  RETIREMENT ADJUSTMENT PAYMENT

(A) An Employer which was participating as of June 30, 1983 may provide this benefit to those of its Members who (i) were enrolled prior to July 1, 1983 and (ii) retire after attainment of age 55.

(B) The Retirement Adjustment Payment shall be a single lump sum equal to three monthly installments of his Retirement Allowance (before any optional modification) determined and payable as of the date his Retirement Allowance payments commence. If a Retirant, who would otherwise be eligible to receive such a payment, dies prior to such date, his Retirement Adjustment Payment shall be determined as though his Retirement Allowance payments had commenced as of the first day of the month in which his death occurred, and shall be payable to his Beneficiary.

SECTION 6.  POST-RETIREMENT SUPPLEMENTS

(A) Annual 1%, 2% or 3% Increment:

    Subject to Section 11.1, an Employer may provide an annual increment which shall be paid to each of its Retirants who has attained age 66 and is receiving his annual Retirement Allowance. Each annual increment shall be an amount equal to 1%, 2% or 3%, as the Employer may elect, of the Retirant's annual Retirement Allowance multiplied by the number of years from the calendar year in which he attained age 65 to the current year at the end of which such increment is payable. Upon the Retirant's death, no further amount shall be payable in respect of this benefit, except that if he had elected a Contingent Annuitant under Article VI who is alive on the later of (a) the date of the Retirant's death or (b) the date the Retirant would have attained age 66, such Contingent Annuitant shall thereafter be entitled to an annual increment equal to 1%, 2% or 3%, as the case may be, of the Contingent Annuitant's annual allowance multiplied by the number of years from the calendar year in which the Retirant had attained age 65 (or would have attained age 65 if he died prior thereto) to the current year at the end of which such increment is payable. Upon the Contingent Annuitant's death, no further amount shall be payable in respect of this benefit.

(B) Single Fixed Percentage Adjustment:

    Subject to Section 11.1, an Employer may provide, as of any January 1, a fixed percentage supplement for each of its then eligible Retirants, determined under one of the following formulas:

    (a) 1% or more of the annual Retirement Allowance for each completed year of retirement after attainment of the minimum under one of the following formulas.

    (b)  A single percentage uniformly applicable to all those eligible.

    For purposes of this Subsection (B), an eligible Retirant is one who (i) has retired prior to the effective date of the supplemental benefit described in this Subsection (B) and (ii) has attained the minimum age specified by his Employer. Such minimum age may be any age not less than 45 and not greater than 66, and shall apply uniformly to all Retirants of the Employer. The supplement shall be paid each January beginning with the effective date (providing the Retirant has begun receiving his annual allowance) and ending in the year in which the Retirant dies, except that if he had elected a Contingent Annuitant under Article VI who is alive on the date of the Retirant's death, such Contingent Annuitant shall thereafter be entitled to an annual supplement determined by multiplying the fixed percentage by the Contingent Annuitant's annual allowance and ending in the year in which the Contingent Annuitant dies. If the fixed percentage supplement provided for a Retirant is not paid due to the Retirant's deferral of commencement of allowance payments, it shall be paid beginning with the January 1 coincident with or following the date his Retirement Allowance payments commence and shall be determined by multiplying the fixed percentage provided by the Employer by the annual Retirement Allowance determined at the time payments commence.

SECTION 7.  SUPPLEMENTAL EARLY RETIREMENT WINDOW BENEFIT

(A) Subject to the provisions of this Section 7 and Section 11.1, an Employer may provide for each Member who has satisfied the eligibility requirements specified in Subsection (D) of this Section 7, a supplemental early retirement window benefit determined pursuant to the formula elected in Subsection (E) of this Section 7 and payable in accordance with

    Articles IV and V. Any such supplemental early retirement window benefit shall not be deemed to be in lieu of any of the other additional benefits described in this Article V. A Member who does not meet the eligibility requirements of Subsection (D) of this Section 7 or who does not terminate employment within the time period described in Subsection (B) of this
    Section 7 will not be entitled to any additional benefits pursuant to this
    Section 7.

(B) The Employer shall select a time period of not less than 45 days nor more than 90 days from the effective date of its adoption of the supplemental early retirement window benefit during which an eligible Member may elect such benefit. A Member must agree to retire during the period described in the preceding sentence in order to be eligible for the benefit.

(C) In order for an Employer to provide a supplemental early retirement window benefit pursuant to this Section 7, the following conditions must be satisfied:

    (1) At least five (5) Members must be eligible for the supplemental early retirement window benefit during the election.period described in Subsection (B) of this Section 7;

    (2) The Employer must comply with all procedural rules established by the Fund with regard to the implementation and operation of such supplemental early retirement window benefit;

    (3) The Employer must indemnify the Fund in a manner satisfactory to the Fund against any and all losses and expenses incurred by the Fund (including reasonable legal fees) arising out of the Employer's adoption of the early retirement window benefit; and

    (4) Any other conditions which the Fund, the IRS or any other governmental authority might require.

(D) An Employer must establish an eligibility requirement, uniformly applicable to all of its Employees, which must be satisfied by a Member as of the effective date of the adoption of the supplemental early retirement window benefit in order for the Member to be eligible for such benefit. The eligibility requirement referred to in the preceding sentence can be either:

    (i)  A minimum age of not less than 45; or

    (ii) A minimum total of age and Vesting Service of not less than 70.

    Notwithstanding anything in this Subsection (D) of this Section 7 to the contrary, an Employer may elect to restrict the eligibility for the supplemental early retirement window benefit under this Section 7 to (i) those Members who are not highly compensated employees within the meaning of
    Section 414(q) of the IRC, (ii) those Members who are not inactive Members, as described in Article X, Section 3, (iii) those Members employed at a bona-fide geographical location or in a certain job function or job classification designated by the Employer, or (iv) those Members who provide the Employer with a valid waiver of certain legal rights of the Member, provided that in such case the Employer shall have the sole responsibility to determine whether any such waiver is valid and enforceable under applicable law.

(E) Upon the termination of employment of an eligible Member who meets the eligibility requirements of Subsection (D) of this Section 7 within the period of time specified in Subsection (B) of this Section 7, the annual Retirement Allowance otherwise determined under Article IV and this Article V for such Member will be increased by the difference, if any, that results from determining such benefit based on the following:

    (1) the Benefit Service and Vesting Service credited to the Member as of his termination date, plus 5 or 10 years, as may be designated by the Employer in its election of this feature; and/or

    (2) the early retirement reduction percentage (if any) based upon the Member's actual age at commencement of his Retirement Allowance plus 5 or 10 years, as may be designated by the Employer in its election of this feature; and/or

    (3) no early retirement reduction, or a 1.5% or 3% early retirement reduction percentage for each year the Retirement Allowance commences before the Member's normal retirement date, as may be designated by the Employer in its election of this feature. The adoption by an Employer of any of the features described in this Subsection (E) of this Section 7 shall apply uniformly to all Members employed by such Employer who meet the eligibility requirements of Subsection (D) of this Section 7. In no event shall an increase in a Member's Retirement Allowance under the provisions of this Section 7 be deemed to increase such Member's Vesting Service or Benefit Service for any other purposes under the Comprehensive Retirement Program. Notwithstanding the foregoing in this Subsection (E) of this Section 7, if an Employer has elected to provide normal retirement benefits on the basis of one of the integrated benefit formulas described in Subsection (E), (F), (G), (H),
         (I), (J), (K), (L), (M), (N) or (O) of Section 1 of this Article V, the special early retirement reduction provided in Paragraph (2) of this Subsection (E) and the elimination of an early retirement reduction factor provided in Paragraph (3) of this Subsection (E) shall not apply; provided, however, such Employer may elect to provide any of such early retirement reductions but only with regard to a Member's benefit which accrues with respect to the Member's Salary up to the "Covered Compensation Level," as defined in Section 1 of this Article V.

(F) The Fund reserves the right to deny an Employer the right to adopt the supplemental early retirement window benefit described in this Section 7 if it determines, in its sole discretion, that the adoption by such Employer would result in the provision of benefits that would not satisfy the requirements of IRC Section 401 (a)(4) (or any applicable IRS Regulations thereunder) or which would in any other way adversely affect the tax-qualified status of the Regulations and the tax-exempt status of the Trust under IRC Sections 401(a) and 501(a), respectively.

SECTION 8.  REDUCTION IN ACCRUAL RATE FOR CERTAIN EMPLOYEES

An Employer may elect, on a prospective basis only, to reduce the benefit accrual rate which shall apply to the calculation of the normal retirement benefit with respect to certain Members, designated by the Employer, who constitute "highly compensated employees" (as defined in IRC Section 414(q)), provided that (i) the Employer certifies to the Fund in writing that such a reduction in the benefit accrual rate is required by the Office of Thrift Supervision or such other regulatory authority and (ii) the IRS approves such a reduction in the benefit accrual rate. If an Employer elects, in accordance with this Section 8, to reduce the accrual rate of certain Members, the Employer shall, to the extent a cessation of future benefit accruals is not required, select one of the benefit formulas provided in Article V, Section 1 to apply with respect to the future accrual of benefits for such Members.

                     ARTICLE VI  OPTIONAL FORMS OF PAYMENT

SECTION 1.  OPTIONS

Any Member or Retirement may elect, subject to Section 2 of this Article VI, to convert his regular Retirement Allowance and the death benefit described in
Article IV, Section 3(A) and 3(B) or in Article V, Section 4(B), whichever is applicable, to a retirement benefit of Equivalent Value under one of the following options:

Option 1.  A larger Retirement Allowance during the Retirant's life, but at his death all payments shall cease and no further amounts shall be due or payable.

Option 2.  A modified Retirement Allowance to be paid to the Retirant for his life and, after his death, an allowance at the same rate to be paid to his Contingent Annuitant (should the latter survive the Retirant) for life commencing on the first day of the month in which the Retirant's death occurs. If both the Retirant and his Contingent Annuitant die before 120 monthly installments have been paid, the Commuted Value of such unpaid installments shall be paid in a lump sum to a Beneficiary designated by the Retirant, or, if there is no designated Beneficiary, to the estate of the survivor of the Retirant and his Contingent Annuitant (presuming the Retirant to be the survivor if they die within 24 hours of each other). Upon the death of the survivor of the Retirant and his Contingent Annuitant after 120 monthly installments have been paid, all payments shall cease and no further amounts shall be due or payable.

Option 3.  A modified Retirement Allowance to be paid to the Retirant for his life and, after his death, an allowance at one-half the rate to be paid to his Contingent Annuitant

           (should the latter survive the Retirant) for life commencing on the first day of the month in which the Retirant's death occurs. Upon the death of the survivor of the Retirant and his Contingent Annuitant, all payments shall cease and no further amounts shall be due or payable.

Option 4.  A revised Retirement Allowance during the Retirant's life with some other benefit payable upon his death, provided that such benefit be approved by the Fund and be in compliance with the applicable provisions of the IRC, including Section 401 (a)(9) thereof.

SECTION 2.  CONDITIONS OF ELECTION

(A) The procedure for making an election or revocation with respect to any of the options described in Section 1 of this Article VI shall be in compliance with ERISA, the IRC and, as applicable, Section 14.4 and shall be communicated by the Fund to the retiring Member. Thereafter the retiring Member shall have 90 days (or such longer period as may be required by ERISA) within which to make his election or revocation so long as it is filed with the Fund prior to the date on which his Retirement Allowance commences.

(B) If a retiring Member or his Contingent Annuitant dies before the date his Retirement Allowance commences or before the date he receives a lump sum settlement pursuant to Article VII, the benefit payable shall be the death benefit under Article IV or Article V, whichever is applicable, provided that such benefit shall not be less than the death benefit attributable to the form of payment, including a lump sum, elected or the regular form of payment, whichever is greater. If a disability Retirant whose allowance has already commenced dies during the 90 day period following the date of his separation from active employment, the election of any option shall be inoperative.
(C) No election under Option 2, 3 or 4 of Section 1 of this Article VI may be made which would result in an allowance to the Retirant of less than 50% of the Retirement Allowance he would have received under Article VI, Section 1, Option 1.

SECTION 3.  PAYMENT OF BENEFITS TO CERTAIN ACTIVE MEMBERS

(A) An Employer may, at its option, permit each Member who satisfies the requirements provided in Subsection (B) of this Section 3 to make a one-time irrevocable election to commence the payment of his Retirement Allowance, under any of the payment options available to such Member, at any time on or after April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2. If a Member elects to commence the payment of his Retirement Allowance pursuant to this Subsection (A) of this Section 3, any benefits which accrue under the Fund after the commencement of his Retirement Allowance shall be deemed to be provided to the extent of the Equivalent Value of the benefits paid (taking into account only those payments made in accordance with the applicable normal form of Retirement Allowance payable under the Regulations) to the Member pursuant to an election under this Subsection (A); provided, however, in no event shall the Member's accrued benefit be reduced below such Member's accrued benefit as of the close of the Plan Year immediately preceding the Plan Year in which such additional benefits accrue.

(B) A Member shall be eligible to make the election provided in Subsection (A) of this Section 3 if such Member is not an inactive Member (as described in Article X, Section 3), had attained age 70 1/2 prior to January 1, 1988 and was not a 5% owner (as defined in IRC Section 416(i)) at any time during (i) the Plan Year ending with or within the calendar year in which such Member attained age 66 1/2 or
    (ii) any subsequent Plan Year.

                        ARTICLE VII  METHOD OF PAYMENT

SECTION 1.

If a Retirant is married at the time his Retirement Allowance commences, his Retirement Allowance shall be paid as a qualified joint and survivor annuity with his Spouse as Contingent Annuitant, as described in Article Vl, Section 1, Option 2 or 3, as designated by the Retirant, unless such Spouse consents in writing to permit the Retirant to elect a different form of allowance. If a Retirant is not married at the time his Retirement Allowance commences, his Retirement Allowance shall be paid as a life annuity unless an optional form of allowance as described in Article Vl is elected by the Retirant. If an optional form of allowance as described in Article Vl is not in effect with respect to a Retirant, his Retirement Allowance shall be paid to him during his life and upon his death there shall be payable the death benefit, if any, determined in accordance with Article IV, Section 3(C) or, if adopted by such Retirant's Employer, Article V, Section 4(B).

SECTION 2.

(A) Unless a proper election is received by the Fund, all Retirement Allowances shall be payable in substantially equivalent monthly installments commencing the first day of the month next following the Retirant's attainment of age 70, except that:

    (1) A normal or early Retirement Allowance may be payable to a Retirant, by written election filed with the Fund, as of the first day of any month next following his Retirement Date, and

    (2) An early Retirement Allowance may not be commenced until the first day of the month next following the Retirant's attainment of age 45 or 55, whichever has been designated on a uniform basis by his Employer, except as may otherwise be provided under Section 2(E) of Article IV. Such installments shall continue during the life of the Retirant (except as provided otherwise under Article V, Section 3(C)), and the last installment shall be due the first day of the month in which his death occurs; except that if optional modification under Article Vl has become effective the provisions thereof shall apply, and the last installment payable to a surviving Contingent Annuitant designated under such Article shall be due the first day of the month in which such Contingent Annuitant's death occurs.

(B) Notwithstanding the preceding Subsection (A) of this Section 2, a Retirement Allowance may be converted to a single lump sum payment of the Equivalent Value of such allowance, if an eligible Retirement as described below so elects prior to receiving his first monthly retirement payment, in the following cases:

    (a) Where that portion of the regular Retirement Allowance which is attributable to the Employer's contributions amounts to less than $600 per year on the date such Allowance would otherwise commence; or

    (b) Where the Employer has requested, and the Fund has approved, that a lump sum settlement be available and uniformly applicable upon attainment of any age between (and including) 45 and 65 as specified by the Employer (but not earlier than the minimum age specified in Article IV, Section 2(D) for the commencement of an early Retirement Allowance) to those of its Retirants who meet the following conditions:

         (i) Receipt by the Fund of a statement (in the form prescribed by the Fund) in which the Retirement shall confirm that he has received legal and tax advice as to the consequences of receiving a lump sum settlement in respect of his benefits under the Regulations, and in which his Employer shall represent that it has received from the Retirant evidence that such advice was obtained.

         (ii) Receipt by the Fund of a consent (in the form prescribed by the Fund) of the Member's Spouse, if any, that such lump sum settlement be paid to the Retirant. (In any case where an Employer adopts this option and subsequently ceases to exist as an independent entity, the Retirement Committee of the Board may, in its discretion, substitute itself for such Employer for the purposes of this Article VII.)

    Any lump sum settlement under this Subsection (B) shall be calculated using an interest rate, determined by the Fund by reference to the last month of a calendar quarter, which rate shall be the average of the 10 and 20-year U.S. Treasury Bond annual yields for such month, as reported in the Federal Reserve Statistical Release (G.13), rounded to the nearest .5%; provided, however, if the annual yield of 20-year U.S. Treasury Bonds is not published, such rate shall be the annual yield of 10-year U.S. Treasury Bonds. In the absence of the Release, the Fund may obtain such annual yields from any other source it deems appropriate. The rate so determined shall be applicable to settlements to be paid in the calendar quarter beginning three months later; provided, however, that in no event shall the interest rate used to calculate lump sum settlements exceed:

    (1) The PBGC Interest Rate if the present value of the lump sum settlement using the PBGC Interest Rate is less than $25,000, or

    (2) 120% of the PBGC Interest Rate if the present value of the lump sum settlement using the PBGC Interest Rate is $25,000 or greater; except that in no event shall such lump sum settlement computed pursuant to this Subparagraph (2) be reduced below $25,000.

    The settlement will be the present value, calculated on the basis of such interest rate, of the regular form of allowance which would otherwise be payable to the Retirant under the Regulations. It will be calculated and payable as of the date on which payment of the corresponding Retirement Allowance would otherwise commence, except that no settlement under Paragraph (b) of this Subsection (B) is payable prior to the age specified therein.

(C) No Retirement Allowance or lump sum settlement shall be increased on account of any delay in payment beyond the date specified in this Article VII due to the Retirant's failure to properly file the application form furnished by the Fund or to otherwise accept such payment.

SECTION 3.

Notwithstanding anything herein to the contrary, if the Equivalent Value of a Member's vested benefit is zero, the Member shall be deemed to have received a distribution of such benefit upon termination of employment with his Employer and shall immediately forfeit the nonvested portion of his benefit. If a Member is deemed to receive a distribution pursuant to this Section 3, and the Member is restored to Service before the date the Member incurs a break in service of at least 60 consecutive months, then upon the reemployment of such Member, the Member's

Vesting Service and Benefit Service shall be reinstated and his retirement benefits shall be restored to the amount of such benefits as of the date of the deemed distribution.

SECTION 4.

This Section 4 applies to distributions made on or after January 1, 1993.
Solely to the extent required under applicable law and IRS Regulations, and notwithstanding any provision of the Regulations to the contrary that would otherwise limit a Distributee's election under this Section 4, a Distributee may elect, at the time and in the manner prescribed by the Board, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purpose of this Section 4, the following terms shall have the following meanings:

(A) Eligible Rollover Distribution: Solely to the extent required under applicable law and IRS regulations, an Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the IRC; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(B) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the IRC, an individual retirement annuity described in Section 408(b) of the IRC, an annuity plan described in Section 403(a) of the IRC, or a qualified trust described in
    Section 401 (a) of the IRC that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

(C) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the Employee or former Employee.

(D) Direct Rollover: A Direct Rollover is a payment by the Fund to the Eligible Retirement Plan specified by the Distributee.

SECTION 5.

Unless the Member elects otherwise, distribution of his Retirement Allowance will begin no later than the 60th day after the latest of the close of the Plan Year in which:

1.  the Member attains age 65;

2. occurs the 10th anniversary of the year in which the Member commenced participation in the Fund; or,

3.  the Member terminates Service with his Employer.

Notwithstanding the foregoing, the failure of a Member and Spouse to consent to a distribution before the Member attains age 65 shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section 5.

              ARTICLE VIII  RESTORATION OF A RETIRANT TO SERVICE

If a Retirant (or a terminated Member who is eligible for early retirement) is restored to Service at the rate of 1,000 or more Hours of Service a year, he shall be re-enrolled as an active Member as of his new employment date. If a Retirant returns to active membership he may, within six months following (i) his date of reemployment, or (ii) if such Retirant is first enrolled as an inactive Member pursuant to Article X, Section 3, his change in status to an active Member, make an irrevocable election to continue to receive the payment of his Retirement Allowance or to suspend the payment of his Retirement Allowance until his subsequent termination of Service or retirement in accordance with Section 2530.203-3 of the DOL Regulations; provided, however, if no such election is made, payment of such Member's Retirement Allowance shall continue in the form of payment previously chosen. Upon subsequent retirement,
(i) his benefit shall be based on his Benefit Service before and after his previous retirement and his Salary during such service, but shall be reduced by the Equivalent Value of the benefits provided by the Fund, and (ii) any Retirement Adjustment Payment for which he is then eligible shall be reduced by the amount of any such payment made in respect of his previous retirement.

If a Retirant (or terminated Member who is eligible for early retirement) is restored to Service at the rate of less than 1,000 Hours of Service a year, he shall be re-enrolled as an inactive Member as of his new employment date. If it is determined that a Retirant, who was restored to Service at a rate of less than 1,000 Hours of Service per year, has completed at least 1,000 Hours of Service in any 12 consecutive month period, measured from the first day of such restoration to Service and then from each January 1 thereafter, Benefit Service shall be credited retroactively to the beginning of such period.

                           ARTICLE IX  CONTRIBUTIONS

SECTION 1.  ENGAGEMENT OF ACTUARY

The Board shall engage an enrolled actuary to (i) recommend the actuarial funding method and the actuarial assumptions, tables, interest rates and other factors to be used in determining the cost of participating in the Fund, (ii) perform an annual actuarial valuation of the liabilities to determine the minimum contributions required to be made in accordance with such valuation to avoid an accumulated funding deficiency and the maximum contributions permitted to be made without exceeding the full funding limitation under the IRC, and
(iii) determine each Employer's allocable share of the aggregate annual contribution to the Fund which is approved by the Board. The Board may adopt and modify from time to time any actuarially sound funding method which conforms with IRC and IRS regulations as the funding method for the Fund.

SECTION 2.  SINGLE PLAN

The Fund is a single plan which provides benefits to Members of all Employers participating in the Fund and their Beneficiaries. It is intended to satisfy the requirements of IRC Section 413(c) and IRS Regulation Section 1.414(1)- 1(b)(1). Accordingly, all Fund assets are available to pay benefits to all Members of the Fund and their Beneficiaries.

SECTION 3.  CONTRIBUTIONS BY EMPLOYERS

(A) Each Employer shall contribute to the Fund the amount determined in accordance with the annual actuarial valuation of the Fund for such year, reflecting the benefits provided to its Employees under the Regulations.
    The contribution so determined may be proportionally increased as directed by the Board so that the total of all contributions remitted during the Plan Year from all participating Employers will not result in a funding deficiency under IRC Section 412.

(B) In determining each Employer's required contribution to the Fund, the actuary shall take into account each Employer's normal cost for the benefits provided to such Employer's Members under the Regulations, an annual amortization of any unfunded accrued actuarial liabilities and an annual amortization of actuarial experience gains and losses. In addition, the actuary may take into account such other factors which it deems relevant to determine the cost of an Employer's participation in the Fund and which are otherwise in accordance with IRC Sections 412 and 413(c).

(C) Effective for Plan Years commencing before July 1, 1989, during any period when the Fund is in full funding, the Board shall advise each Employer which is precluded from making contributions that would otherwise be required but for full funding, based on the advice of the actuary, of the amount of the contributions which would otherwise have been required. The future contribution requirements of each such Employer shall take into account an amortization of such unpaid contributions over such period of time and at such rate of interest as is determined by the Board.

SECTION 4.  ADMINISTRATIVE EXPENSES

Each Employer shall remit to the Fund annually, or more frequently as determined by the Board, an amount equal to its share of expenses of administering the Regulations, as determined by the Board in accordance with Section 1(1) of
Article XIV.

SECTION 5.  CONTRIBUTIONS BY MEMBERS

(A) No Member shall contribute to the Fund unless his Employer elects to participate on a contributory basis thereby reducing its contributions under
    Section 3(A) of this Article IX. Each Member whose Employer does participate on such contributory basis shall contribute a level percentage of his Salary, as determined by the Board. The Board may modify contribution rates after any actuarial valuation, but any increase in contribution rates resulting therefrom shall apply only to Members enrolled subsequent to such increase.

(B) The Fund shall certify to the Employer the contribution rate applicable to each of its enrolling Members, and the Employer shall deduct from the Member's Salary his contribution based on such rate. All contributions of Members thus deducted shall be transmitted monthly by the Employer to the Fund and, upon receipt by the Fund, shall be credited to the individual accounts of the Members. Every Member shall be deemed to agree to the deductions provided for herein.

(C) A Member's Accumulated Contributions shall be fully vested but payable only in the form provided in the Regulations and in accordance with the spousal consent requirements of Article VII, Section 2 and IRC Sections 401(a)(11) and 417 and the IRS Regulations thereunder. For purposes of this provision, Accumulated Contributions as of any date may be commuted to a life annuity commencing on the Member's normal retirement date by multiplying such Accumulated Contributions by an appropriate conversion factor as determined by the Fund in accordance with ERISA and Section 411
    (c)(2) of the IRC.

(D) A person whose membership is terminated for any reason other than by death or disability retirement shall, upon filing with the Fund the designated form for giving notice thereof, be entitled to a refund of his Accumulated Contributions, if any, provided the spousal consent requirements are met as provided below:

    (1) In the case of a person whose membership is terminated by a break in service (prior to vesting under Article IV), such refund shall be in lieu of all other benefits otherwise payable on his account. If the Member's Accumulated Contributions amount to $3,500 or less, such amounts will be paid in a lump sum upon such termination of Service. However, if the Member's Accumulated Contributions amount to more than $3,500, then if the Member does not elect to receive a refund of his Accumulated Contributions, such contributions shall be paid upon his attainment of age 65 in a lump sum, provided the Fund receives the appropriate spousal consent therefor or, otherwise, in the form of a qualified joint and survivor annuity. If such a terminated Member dies before withdrawing his Accumulated Contributions, or receiving the first payment of such annuity, the amount of such Accumulated Contributions shall be paid to his Beneficiary.

    (2) In the case of a person whose membership is terminated upon early or normal retirement, such refund shall be payable only prior to the commencement of his Retirement Allowance and shall be in lieu of the actuarial equivalent of that portion of his retirement benefit which is attributable to such Accumulated Contributions.

         The remaining portion of such retirement benefit, if any, shall be calculated in accordance with ERISA and paid to him as provided in
         Article VII.

SECTION 6.  CONTRIBUTION REQUIREMENTS FOR BENEFIT IMPROVEMENTS

Notwithstanding anything in the Regulations to the contrary, in the event an Employer elects a benefit improvement under the Regulations for which contributions may not be made by an Employer (subject to Section 404 of the IRC) on a tax-deductible basis, such election shall be effective only to the extent the Fund determines that such benefit improvement may be adequately funded by such Employer, and to the extent the Fund actuary determines it necessary (such determination being performed in a uniform and nondiscriminatory manner), the Employer satisfies a creditworthiness test (as prescribed by the Fund) and executes a cash collateral agreement granting the Fund a security interest in such assets as the Fund may reasonably require.

SECTION 7.  RETURN OF CONTRIBUTIONS TO EMPLOYER

(A) The Fund is created for the exclusive benefit of Members, their Beneficiaries and Contingent Annuitants. Except as provided in Subsections
    (B) and (C) of this Section 7, at no time prior to the satisfaction of all liabilities under the Fund with respect to all Members and Retirants, their Beneficiaries and Contingent Annuitants shall any contributions to the Fund by an Employer be returned by the Fund to the Employer.

(B) In the case of a contribution that is made by an Employer by reason of a mistake of fact as determined by the Board, such Employer may request the return to it of such contribution, provided such refund is made within one year after the payment of the contribution.

(C) In the case of a contribution made by an Employer, such contribution shall be conditioned upon the deductibility of the contribution by the Employer under Section 404 of the IRC. To the extent the deduction for such contribution is disallowed, in accordance with IRS Regulations, the Employer may request the return to it of such contribution, provided such refund is made within one year after the disallowance of the deduction.

        ARTICLE X  EFFECTS OF VARIOUS EVENTS ON MEMBERSHIP AND SERVICE

SECTION 1.  TERMINATION OF MEMBERSHIP

Membership shall cease upon date of retirement, death, break in service, or withdrawal of the Employer's participation. For purposes of the Regulations, a "break in service" occurs when a non-vested Member's Service is terminated.

SECTION 2.  REINSTATEMENT OF MEMBERSHIP AND SERVICE

If a person whose membership is terminated by a break in service is again employed by an Employer, he shall be re-enrolled as a Member as of his new employment date. Further, (i) if his break in service did not exceed 60 consecutive months, then his previous Vesting Service shall be reinstated, and if such break in service did not exceed 12 consecutive months, he shall also be credited with Vesting Service for the period of such break; (ii) if his break in service did exceed 60 consecutive months but did not exceed his previous Vesting Service, then his previous Vesting Service shall be reinstated; and (iii) if such Member had no vested interest in his Retirement Allowance, and his break in service did equal or exceed the greater of (x) 60 consecutive months or (y) his previous Vesting Service, then upon his reemployment he shall be treated as a new Employee for all purposes under the Regulations. Upon reinstatement of his Vesting Service, his previous Benefit Service shall also be reinstated provided he repays to the Fund, within 5 years of such re-enrollment, the amount of his Retirement Allowance which had been paid to him together with interest thereon, at a rate permitted by ERISA, from the date of the original payment of his Retirement Allowance to the date of repayment.

Solely for purposes of determining whether a break in service has occurred, an individual who has a maternity or paternity absence, as determined by the Fund in accordance with the IRC and ERISA, that continues beyond the first anniversary of the first day of absence by reason of a maternity or paternity absence shall incur a break in service on the date of the second anniversary of the first day of such maternity or paternity absence; provided, that the individual timely provides the Fund with such information as it shall require. For purposes of the Regulations, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

In the event a Member is no longer part of an eligible class of Employees and becomes ineligible to participate but has not incurred a break in service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Member incurs a break in service, eligibility will be determined under the break in service rules of the Regulations.

In the event an Employee who is not part of an eligible class of Employee becomes a part of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements provided in Section 2.2 and would have otherwise previously become a Member.

SECTION 3.  INACTIVE MEMBERSHIP

If an Employer certifies to the Fund that it expects a Member to complete less than 1,000 Hours of Service in the 12 consecutive month period commencing on his Enrollment Date (or any January 1 thereafter), he shall be deemed an "inactive Member." This does not constitute a break in service. During a period of inactive membership (a) Vesting Service shall accrue, (b) Benefit Service shall not accrue, and (c) no contributions may be made by such inactive Member. If it is later determined that such Member has completed, or is expected to complete, at least 1,000 Hours of Service in any such period, then his regular membership shall be restored, and his Benefit Service shall be credited retroactively for such period. Inactive membership shall also be deemed to occur whenever a Member (a) is transferred from regular membership to a class of employees for which the Employer has requested, and the Fund has granted, exclusion pursuant to Article II, or to a non-participating corporation which is a member of a controlled group of corporations of the Employer (within the meaning of Section 1 563(a) of the IRC) or (b) receives no income from an Employer other than commissions and such Employer, which previously included commissions as Salary, elects not to include commissions as Salary under Article I, Section 25 of the Regulations.

No benefit other than the refund of the Member's Accumulated Contributions, if any, is payable on account of disability or death incurred during inactive membership, except that if the Member is eligible for early retirement and dies during such period, his Beneficiary shall be entitled to the death benefit which would have been payable under Article IV, Section 3(B) or Article V, Section 4(B), whichever is applicable. Notwithstanding anything to the contrary under the Regulations, if a Member becomes an "inactive Member," he shall be permitted to elect to commence the payment of his Retirement Allowance at any time after his attainment of age 65 while an inactive Member. If an inactive Member has elected to commence the payment of his Retirement Allowance and, subsequent to the commencement of such allowance, the Member returns to active membership status and thus is no longer an inactive Member, such Member may elect to continue to receive his Retirement Allowance or to suspend the payment of his

Retirement Allowance. Any benefits which accrue subsequent to the Member's return to active Member status shall be deemed to be provided to the extent of the Equivalent Value of any benefits paid (taking into account only those payments made in accordance with the applicable normal form of Retirement Allowance payable under the Regulations) to the Member; provided, however, in no event shall the Member's accrued benefit be reduced below such Member's accrued benefit as of the close of the Plan Year immediately preceding the Plan Year in which such additional benefits accrue.

SECTION 4.  LEAVES OF ABSENCE

(A) Service crediting and membership shall continue during any approved leave of absence, provided that the Employer notifies the Fund of its intention to grant to a specific Employee or Member, pursuant to the Employer's policy which is uniformly applicable to all its Employees under similar circumstances, one of the leaves of absence described in Subsection (B) of this Section 4, and agrees to notify the Fund at the conclusion thereof.

(B) For purposes of the Regulations, the following are the only types of approved leaves of absence:

    TYPE 1
    ------

    Non-military leave granted to a Member for a period not in excess of one year during which contributions continue. Under this leave, Benefit Service continues to accrue and any benefit, except disability retirement, for which the Member is otherwise eligible may become payable during the period of the leave. Further, an Employer may elect that this leave be extended beyond the one-year period to cover a Member who is receiving payments under (i) a disability program of the Employer, or (ii) Title II of the Federal Social Security Act, but not beyond his normal retirement date.

    TYPE 1A
    -------

    Special military leave granted to a Member who is required to report for military service pursuant to an involuntary call-up in the reserves. Under this leave, Benefit Service continues to accrue for the period of such military service and any benefit, except disability retirement, for which the Member is otherwise eligible may become payable during the period of the leave. This special military leave shall terminate upon the earlier to occur of (i) the Member's reemployment or (ii) 90 days after the Member completes such military service.

    TYPE 2
    ------

    Non-military leave or layoff granted to a Member for a period not in excess of one year during which no contributions are made. Under this leave, Vesting Service continues to accrue, but Benefit Service ceases to accrue. Benefit Service shall recommence upon termination of the leave and resumption of contributions.

    TYPE 3
    ------

    Military or other governmental service leave granted to a Member from which he returns directly to the Service of an Employer. Under this leave, Vesting Service continues to accrue, but Benefit Service ceases to accrue. Benefit Service shall recommence upon termination of the leave. However, such Benefit Service as did not accrue by reason of the absence may be credited retroactively to the Member at the election of the Employer on a uniform basis or as otherwise required by applicable law.

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

    No benefit, other than a refund of the Member's Accumulated Contributions, if any, is payable on account of disability or death incurred during a Type 2 or Type 3 leave under this Subsection (B), except that if the Member is eligible for early retirement and dies during any leave, his Beneficiary shall be entitled to the death benefit which would have been payable under
    Article IV, Section 3(B) or Article V, Section 4(B), whichever is applicable. At the termination of any leave, a break in service shall occur unless the Member is then vested or hired by an Employer.


SECTION 5.  SERVICE WITH A CONTROLLED CORPORATION

In determining an Employee's Service for purposes of eligibility for membership under Article 11 and for vesting under Article IV, all Service with a corporation which is a member of a controlled group of corporations of the Employer (within the meaning of Section 1 563(a) of the IRC) shall be taken into account.

SECTION 6.  UNIFORM APPLICABILITY OF RULES

Notwithstanding anything in the Regulations to the contrary, Service credited to each Employee and Member with respect to membership, vesting and benefits shall be determined by the Fund on a basis uniformly applicable to each Employee or Member similarly situated, in accordance with ERISA.

                      ARTICLE XI  MISCELLANEOUS PROVISIONS

SECTION 1.  LIMITATIONS ON BENEFITS REQUIRED BY THE IRC

(A) In order that the Fund be maintained as a qualified trust under the IRC, the benefits payable under the Regulations to or in respect of a Member shall be subject to the limitations set forth in this Section 1, notwithstanding any other provision of the Regulations. A Member's benefits to which this
    Section 1 is applicable are those attributable to his Employer's contributions, but excluding to the maximum extent permissible under the IRC
    (i) any allowance payable under Article VI to his Spouse as Contingent Annuitant, and (ii) any benefit which is not directly related to his Retirement Allowance. All defined benefit plans (whether or not terminated) of an Employer are to be treated as one defined benefit plan for purposes of applying the limitations on benefits described in this Section 1.

(B) The benefits to which this Section 1 is applicable may not for any limitation year (which shall be the calendar year) exceed the actuarial equivalent (calculated as of the date of commencement of the Member's Retirement Allowance or his death, if earlier) of an annual single life annuity payable to the Member in an amount equal to the lesser of:

    (i) $90,000 (the "Dollar Limitation"), or

    (ii) 100 percent of the Member's High-3 Year Average Compensation (the "Compensation Limitation"), subject, however, to the following provisions of this Article XI. For purposes of this Article XI, "High-3 Year Average Compensation" means a Member's average annual salary for the three consecutive years of Benefit Service during which his salary was highest (or for all the years of Benefit Service if less than 3). For purposes of determining a Member's "High-3 Year Average Compensation" under this Subsection (B), a Member's salary shall be determined in accordance with Section 1.415-2(d) of the IRS Regulations.

(C) The limitations on the maximum amount of benefits contained in Subsection
    (B) of this Section 1 shall be adjusted as follows:

    (1) The Dollar Limitation shall be adjusted annually, for limitation years beginning after December 31, 1987, for increases in the cost-of-living on or after October 1, 1986 in accordance with the IRS Regulations.

    (2) In the case of a benefit beginning prior to a Member's social security retirement age, as defined in Section 41 5(b)(8) of the IRC, the Dollar Limitation applicable to such benefit shall be reduced in accordance with the IRS Regulations to an amount which is equal to a single life annuity commencing at the same time which is the actuarial Equivalent Value of a straight life annuity equal to the Dollar Limitation commencing at the Member's social security retirement age. The adjustment referred to in the preceding sentence shall be determined as follows:

         (i) If the annual benefit commences before the Member's social security retirement age, but on or after age 62, and the Member's social security retirement age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Member attains age 65.

         (ii) If the annual benefit commences before the Member's social security retirement age, but on or after age 62, and the Member's social security retirement age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Member's social security retirement age.

         (iii)If the annual benefit of a Member commences prior to age 62, the defined benefit dollar limitation shall be the actuarial equivalent, determined in accordance with IRC Section 415 and IRS Regulations, of an annual benefit beginning at age 62, as determined in (i) or (ii) above, reduced for each month by which benefits commence before the month in which the Member attains age 62.

    (3) In the case of a benefit beginning after the Member's social security retirement age, the Dollar Limitation shall be increased in accordance with the IRS Regulations to an amount which is equal to a single life annuity commencing at the same time which is the Equivalent Value of a single life annuity equal to the Dollar Limitation commencing at the social security retirement age. For purposes of Paragraph (2) of this Subsection (C) and this Paragraph (3), the term "Equivalent Value" shall have the same meaning as described in Article I, except the interest rate assumption for purposes of such Paragraph (2) shall not be less than the greater of the interest rate assumption provided in the Regulations or five percent (5%), and the interest rate assumption for the purposes of this Paragraph (3) shall not be greater than the lesser of five percent (5%) or the rate specified in the Regulations.

    (4)  Notwithstanding the provisions of Subsection (B) and Paragraphs (1),
         (2) and (3) of this Subsection (C), the benefits payable to a Member from the Fund shall not be deemed to exceed the limitations of such provisions if (i) the retirement benefits payable with respect to such Member under the Fund and all other defined benefit plans of his Employer do not exceed $10,000 for the Plan Year, or for any prior Plan Year, and (ii) the Employer has not at any time maintained a defined contribution plan in which the Member participated.

    (5) In accordance with the IRC and the Regulations, if the Member has fewer than 10 years of membership in the Fund, the Dollar Limitation shall be multiplied by a fraction, the numerator of which is the number of years (computed to fractional parts of a year) of membership in the Fund, and the denominator of which is 10. In the event a Member terminated employment with an Employer prior to August 3, 1992, the Dollar Limitation applicable to any amendment of the Regulations or election by the Employer under the Regulations, made on or after May 17, 1989 but before August 3, 1992, which improves benefits thereunder shall be subject to a separate 10 years of Fund membership requirement based only on years of Fund membership credited on or after the date of such amendment to, or election under, the Regulations; provided, however, an Employer may elect, no later than June 30, 1993, not to have a separate 10 years of Fund membership requirement apply to such benefit improvement; and provided, further, such election may not apply to any such benefit improvement provided pursuant to an early retirement window benefit under Article V, Section 7 unless (i) the amount of the benefit improvement would be provided under a nonqualified plan providing benefits which otherwise would be payable under the Fund but for certain legal restrictions, (ii) all such Members eligible for an early retirement window benefit under Article V, Section 7 are given notice that the portion of any such benefit which was restricted under the Fund would be provided through a nonqualified plan, and (iii) the Employer indemnifies the Board, the Fund, the employees of the Fund and such other person or persons as may be designated by the Board in such manner as shall be acceptable to the Board in its sole discretion. In accordance with the IRC and the IRS Regulations, if the Member has fewer than 10 years of Service, the Compensation Limitation shall be multiplied by a fraction, the numerator of which is the Member's years of Service (computed to fractional parts of a year) and the denominator of which is 10.

    (6) In no event shall Paragraph (5) of this Subsection (C) reduce the Dollar Limitation and the Compensation Limitation to an amount less than one-tenth of the applicable limitation (determined without regard to such Paragraph (5)).

(D) Notwithstanding the foregoing provisions of this Article XI, if a Member also participates in any defined contribution plan (as defined in Sections 414(i) and 415(k) of the IRC) maintained by the Employer (or any organization which is required to be aggregated with such Employer under
    Section 414(b), (c), (m) or (o) of the IRC), the sum of the Member's "Defined Benefit Fraction" (as defined in IRC Section 41 5(e)(2)) and the Member's "Defined Contribution Fraction" (as defined in IRC Section 415(e)(3)) shall not exceed 1.0. If a Member makes contributions to the Fund the amount of such contributions shall be treated as an annual addition to a qualified defined contribution plan for purposes of Section 415 of the IRC.

(E) Notwithstanding the foregoing provisions of this Article XI, if the maximum limitation on Retirement Allowances with respect to any individual who was a Member prior to July 1, 1987 and whose Retirement Allowance (determined without regard to any changes in the Regulations after May 5, 1986 and without regard to cost of living adjustments occurring after May 5, 1986) exceeds the limitations set forth in Subsection (B) of this Section 1, then, for purposes of such Subsection (B) and Section 415(b) and (e) of the IRC, the Dollar Limitation with respect to such Member shall be equal to such Member's Retirement Allowance as of June 30, 1987; provided that, such Member's Retirement Allowance did not exceed the maximum limitation as in effect for all Plan Years commencing prior to July 1, 1987.

(F) The Fund may from time to time adjust or modify the maximum limitations applicable to a Member's benefits under this Section 1 as may be required or permitted by the IRC or ERISA prior to the date that payment of any of such benefits commences.

SECTION 2.  SMALL BENEFITS

Following a Retirant's termination of employment, the Fund shall pay a Retirant, who has not begun to receive his Retirement Allowance, a lump sum equal to the Equivalent Value of his regular Retirement Allowance if such lump sum does not exceed $3,500. Such lump sum shall be in lieu of the Retirement Allowance which otherwise would be payable. If the Equivalent Value of a Member's vested accrued benefit derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the accrued benefit is immediately distributable, the Member and the Member's Spouse (or where either the Member or the Spouse has died, the survivor) must consent to any distribution of such accrued benefit. The consent of the Member and the Member's Spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Fund shall notify the Member and the Member's Spouse of the right to defer any distribution until the Member's accrued benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Fund in a manner that would satisfy the notice requirements of IRC Section 417 (a) (3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which Sections 401 (a) (11) and 417 of the IRC do not apply, the Fund clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Member, after receiving the notice, affirmatively elects a distribution. Notwithstanding the foregoing, only the Member need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the accrued benefit is immediately distributable. Neither the consent of the Member nor the Member's Spouse shall be required to the extent that a distribution is required to satisfy Section 401 (a)(9) or Section 415 of the IRC.

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

SECTION 3.  AMOUNTS PAYABLE TO INCOMPETENTS, MINORS OR ESTATES

If the Fund shall find that any person to whom any amount is payable under the Regulations is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to his Spouse, relative or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Fund therefor.

SECTION 4.  NON-ALIENATION OF AMOUNTS PAYABLE

Except insofar as applicable law may otherwise require, or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable under the Regulations shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate shall be void; nor shall the Fund in any manner be liable for or subject to the debts or liabilities of any persons entitled to any such amount payable; and further if for any reason any amount payable under the Regulations would not devolve upon such person entitled thereto, then the Board, in its discretion, may terminate his interest and hold or apply such amount for the benefit of such person or his dependents as it may deem proper.

SECTION 5.  UNCLAIMED BENEFITS

If the Fund cannot ascertain the whereabouts of any person to whom an amount is payable under the Regulations, and, if after 5 years from the date such payment is due, a notice of such payment is mailed to the address of such person, as last shown on the records of the Fund, and within 3 months after such mailing such person has not filed with the Fund written claim therefor, the Board may direct that such payment and all remaining payments and other benefits, if any, otherwise payable on his account be cancelled and, to the extent permitted by ERISA, be applied to reduce contributions. Upon cancellation, the Fund shall have no further liability therefor, provided that any such amount payable shall be reinstated if such person subsequently makes a valid claim therefor.

SECTION 6.  TOP HEAVY PROVISIONS

The provisions of this Section 6 shall apply and supersede all other provisions in the Regulations inconsistent therewith during each Plan Year with respect to which the Regulations constitute a top heavy plan for purposes of the IRC.

(A) For purposes of this Section 6, the following terms shall have the meanings set forth below:

    (1) "Affiliate" - Any entity affiliated with any Employer within the meaning of Section 41 4(b), 41 4(c) or 41 4(m) of the IRC, except that for purposes of applying the provisions hereof with respect to the limitation on contributions, Section 41 5(h) of the IRC shall apply.

    (2) "Aggregation Group" - The group composed of each qualified retirement plan of the Employer or an affiliate in which a key employee is a participant and each other qualified retirement plan of the Employer or an affiliate which enables a plan of the Employer or an affiliate in which a key employee is a participant to satisfy Section 401(a)(4) or 410 of the IRC. In addition, the Board may choose to treat any other qualified retirement plan as a member of the aggregation group if such aggregation group will continue to satisfy Sections 401(a)(4) and 410 of the IRC with such plan being taken into account.

    (3) "Determination Date" - the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year.

    (4)  "Key Employee" - A "key employee" as defined in Sections 41 6(i)(1) and
         (5) of the IRC and IRS Regulations. For purposes of Section 416 of the IRC and for determining who is a Key Employee, an Employer which is not a corporation shall be deemed to have "officers" only for Plan Years beginning after June 30, 1985. For purposes of determining who is a key employee, compensation shall mean "compensation" as defined in
         Section 1.415-2(d) of the IRS Regulations.

    (5) "Top Heavy Ratio" - is a fraction, the numerator of which is the sum of the present value of accrued benefits of all Key Employees as of the applicable Determination Date (including any part of any accrued benefit distributed in the five year period ending on the Determination
         Date), and the denominator of which is the sum of the present value of accrued benefits (including any part of any accrued benefits distributed in the five year period ending on the Determination Date).

(B) The Regulations will be considered a Top Heavy Plan for any Plan Year if they are determined to be a Top Heavy Plan as of the last day of the immediately preceding Plan Year. For purposes of determining whether the Regulations constitute a Top Heavy Plan, uniform actuarial assumptions which reflect reasonable mortality experience and reasonable interest rates shall be used. For purposes of Subsection (E)(1) of this Section 6, the present value of a Member's Retirement Allowance shall be determined as of the last day of the immediately preceding Plan Year and shall include amounts distributed to or on behalf of the Member within the four immediately preceding Plan Years.

(C) For any Plan Year that the Regulations are a Top Heavy Plan, only the first $200,000 (adjusted annually for years beginning on or after January 1, 1998, in accordance with IRS regulations) (or, for Plan Years beginning on or after July 1, 1994, $150,000 (as adjusted for cost-of-living and otherwise limited or modified in accordance with Section 401(a)(17) of the IRC and applicable IRS rulings and regulations)) of compensation (as defined in
    Section 1.41 5-2(d) of the IRS Regulations) shall be credited to a Member for purposes of the Regulations.

(D) If the Regulations are a Top Heavy Plan with respect to any Plan Year, the nonforfeitable percentage of the Retirement Allowance which is derived from Employer contributions on behalf of each Member who is credited with at least one Hour of Service on or after the date the Regulations become top heavy shall not be less than the amount determined in accordance with Table II set forth in Article IV, Section 2(B)(iii).

(E) (1) Subject to the provisions of Subsection (F) of this Section 6, if the Regulations constitute a Top Heavy Plan, the Retirement Allowance derived from Employer contributions for each Member who has completed a year of Membership Service and who is not a Key Employee shall not, at such point, be less than the product of (a) such Member's average Salary, multiplied by the (b) lesser of (i) 2% multiplied by the number of years (computed to fractional parts of a year) of Membership Service with the Employer or (ii) 20%. For purposes of the preceding sentence, years of Membership Service shall not include any year of Membership Service credited with respect to Plan Years which began prior to January 1, 1984, or any other year of Membership Service credited with respect to a Plan Year during which the Regulations did not constitute a Top Heavy Plan.

    (2) For purposes of this Subsection (E), average Salary shall mean the average of a Member's Salary for the period of five consecutive years of Service (or, if the Member does not have five consecutive years of Service, his actual number of consecutive years of Service) during which the Member had the greatest aggregate Salary.

(F) (1) For each Plan Year that the Regulations are a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the Dollar Limitation in determining the denominator of the Defined Benefit Fraction and of the Defined Contribution Fraction for purposes of Section 41 5(e) of the IRC.

    (2)  If, after substituting 90% for 60% wherever the latter appears in
         Section 416(9) of the IRC, the Regulations are not determined to be a Top Heavy Plan, the provisions of Paragraph (1) of this Subsection (F) shall not be applicable if the Retirement Allowance for each Member who is not a Key Employee is determined in accordance with Subsection
         (E)(1) of this Section 6, substituting 3% for 2% and 30% for 20% in this Subsection.

(G) The Board shall, to the maximum extent permitted by the IRC and in accordance with the governmental regulations, apply the provisions of this
    Section 6 by taking into account the benefits payable and the contributions made under the Financial Institutions Thrift Plan or any other qualified plan maintained by an Employer, to prevent inappropriate omissions or required duplication of minimum contributions.

SECTION 7.  TRANSFER OF ASSETS AND LIABILITIES FROM PRIOR PLAN

An Employer which adopts the Fund may, with the approval of the Board and in accordance with such administrative procedures as the Board may adopt, transfer the assets and liabilities under a tax-qualified retirement plan maintained by such Employer (the "prior plan") to the Fund with respect to retirees currently receiving benefits and participants with deferred vested benefits under the prior plan. As a condition to the Fund's acceptance of such assets and liabilities under the prior plan, the Employer shall provide, in a form and manner acceptable to the Board, (i) an indemnification agreement by the Employer providing for the indemnification of the Board, the Fund, employees of the Fund and such other person or persons as may be designated by the Board, (ii) a representation by the Employer's counsel that, among other things, the prior plan satisfies the requirements for qualification under the IRC, including, but not limited to Section 401(a) thereunder, (iii) a transfer agreement executed by each retiree and, as applicable, deferred vested participant (and, as applicable, such individual's spouse), and (iv) evidence, satisfactory to the Board, that the Employer satisfies the appropriate capital requirements under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 or such other similar statutory or regulatory requirement.

               ARTICLE XII  WITHDRAWAL OF PARTICIPATING EMPLOYER

SECTION 1.  NOTICE AND EFFECT

(A) Any Employer may withdraw from the Fund by giving the Fund written notice specifying a withdrawal date which shall not be earlier than the first day of the month coincident with or next following 30 days after such notice is received by the Fund.

(B) The Fund may require any Employer to withdraw if the Fund determines that the Employer has failed to pay its contributions, charges or other assessments made by the Board, or to comply with any other provision of the Regulations or any other applicable provision of the IRC, ERISA, or the rulings and regulations promulgated thereunder. The withdrawal date specified by the Fund shall not be earlier than the first day of the month coincident with or next following 30 days after it has given the Employer written notice.

(C) Upon any such Employer withdrawal, contributions shall be made to the withdrawal date specified in Subsection (A) or (B) of this Section 1, whichever shall apply. Any unpaid Employer contributions, charges or other assessments and any unliquidated lump sum costs of the Employer referred to in Article IX, Section 3 shall become immediately due and payable. Such unliquidated lump sum costs shall not be subject to any market value adjustment or withdrawal charge specified in Section 2 of this Article XII. All such obligations shall constitute a first lien on the Employer's assets and may be recorded by the Fund in any jurisdiction.

(D) Upon any such Employer withdrawal, the Fund shall notify the IRS and any other appropriate governmental authority in such manner as applicable law may require.

    Subject to any conditions which the IRS or other appropriate governmental authority may impose, disposition shall be made in accordance with this
    Article XII.

(E) In the event of an Employer withdrawal, no amount shall become payable by the Fund on or after such Employer's withdrawal date to or in respect of any of its Members (including those on leave of absence and inactive as described in Article X) except as provided in this Article XII, and no amount shall be payable to the Employer. To the maximum extent permitted by ERISA, the rights of all Retirants (including those who become Retirants as of the withdrawal date in accordance with Subsection (G) of this Section 1) from the Service of such Employer on or prior to its withdrawal date, and of Beneficiaries or Contingent Annuitants, who are drawing allowances from the Fund on account of the death of a former Member or Retirant of such Employer, shall be unaffected by the withdrawal of such Employer.

(F) If a qualified successor plan of the Employer, as defined below, is in effect on the withdrawal date, each Employee who is a Member on such date shall elect by written notice to the Fund either (i) to become an inactive Member as of that date, in which case his retirement benefit, if any, shall be based on Salary and Benefit Service to such date, or (ii) to be included in the computation of the distributable fund under Section 2 of this Article XII, in which case the amount representing the total present value of the retirement benefits of all such Members shall be transferred to the qualified successor plan pursuant to Section 3 of this Article XII. A Member who is not fully vested in his retirement benefit as of the transfer date and who elects inactive membership pursuant to this Subsection (F) shall continue to accrue Vesting Service for continued employment in accordance with Article X, Section 3. If a Member's retirement benefit under the qualified successor plan of the Employer later becomes nonforfeitable by reason of a complete or partial termination, then such inactive Member's retirement benefit with the Fund will also become nonforfeitable. For purposes of determining the vested interest of a Member who elects inactive membership pursuant to this Subsection (F), such Member's retirement benefits shall become vested in accordance with the Table set forth under
    Article IV, Section 2(B)(iii) which had been adopted by his Employer; provided, however, if the Employer withdrew from the Fund prior to July 1, 1989 with a qualified successor plan and had adopted a vesting schedule which required 10 years of service for 100% vesting, the retirement benefits of a Member who elected inactive membership and was still employed by the Employer as of July 1, 1989 shall become vested in accordance with the schedule set forth in Table I under Article IV, Section 2(B)(iii). Notwithstanding the foregoing, if the Employer does not certify to the Fund that the qualified successor plan provides retirement benefits comparable to those of the Fund as provided by the Employer under the Regulations, then each Member's retirement benefit payable under the Fund shall become nonforfeitable as of the Employer's withdrawal date.

(G) If no qualified successor plan of the Employer, as defined below, is in effect as of the withdrawal date, (1) the provisions of Sections 2 and 3 of this Article XII shall not apply, and (2) each Employee who is a Member on such date will become a Retirant, and his retirement benefit based upon Salary and Benefit Service to such date shall be nonforfeitable and payable in accordance with Article IV; provided, however, at the Employer's irrevocable election, which election must be made by the later of (i) the date of withdrawal or (ii) 90 days following the receipt of IRS approval with respect to such provision, and which election shall be effective only upon receipt of IRS approval, such retirement benefit shall be payable only upon such Employee's termination of employment.

(H) For purposes of this Article XII, a qualified successor plan is a defined benefit pension plan established by the withdrawing Employer which (i) has been determined by the IRS to be a qualified and tax-exempt plan and trust within the meaning of the IRC, (ii) has provided the Fund with written certification by its appropriate fiduciaries that in the event of a transfer to such successor plan of the distributable fund described in Section 2 of this Article XII, the qualified successor plan shall be fully liable for the payment of the actuarial equivalent of all normal and early retirement benefits of the Members of such Employer (who consent to the transfer), had they elected instead to have become inactive Members as of the withdrawal date, and that the Fund shall not be liable for the payment of any part of such benefits, (iii) is intended to be maintained indefinitely and which will provide continuing benefit accruals at a rate at least equivalent to any of the benefit formulas available under the Regulations, as certified to the Fund by the Employer, on behalf of the participants thereunder, and (iv) meets such other requirements of the IRS, other appropriate governmental authority or of the Board which may apply.

(I) The benefits of all Members who become inactive Members under this Section 1 will be payable upon termination of their Service with the Employer in accordance with Article IV. The benefits of the remaining Members will be included in the computation of the distributable fund under Section 2 of this Article XII. If no such Members remain, no distributable fund shall be determined.

SECTION 2.  DISTRIBUTABLE FUND

(A) In the event of a transfer to a qualified successor plan referred to in
    Section 1 of this Article XII, the Fund shall determine, as of the Employer's withdrawal date, the actuarial liability of the Fund in respect of the Members who had elected such transfer. The computation of such liability shall exclude all Retirants and any Employees who became inactive Members as of the withdrawal date in accordance with Section 1 (F) of this
    Article XII.  Such actuarial liability shall be computed as follows:

(1) with respect to withdrawal dates occurring during the period commencing on July 1, 1987 and ending on December 31, 1987, such actuarial liability shall be computed prospectively as the present value of the Members' normal and early retirement benefits, on the assumption that such withdrawal did not occur, less the present value of the future contributions which would otherwise be payable for such benefits without regard to any possible suspension of Employer contributions because of reaching the full funding limitation. This computation shall be based on the annual actuarial valuation of the Fund which determined the Employer contribution rates in effect during the calendar year in which the withdrawal is effective; and

(2) with respect to withdrawal dates occurring on or after January 1, 1988, such actuarial liability shall be computed as the sum of the Member's accrued actuarial liabilities, with Salary projection, less the present value of any unfunded accrued actuarial liabilities of the withdrawing Employer, plus the present value of any credits due the withdrawing Employer. This computation shall be made as of the withdrawal date based on the annual actuarial valuation of the Fund which determined the Employer contribution for the Plan Year in which the withdrawal is effective.

(B) The actuarial liability determined under Subsection (A) of this Section 2 shall be reduced as follows:

(1) In the case of an Employer which commenced participation when the market value of the Fund's assets was equal to or greater than the actuarial value -- if on the Employer's withdrawal date the percentage of market to actuarial value is less than 100%, then the reduction shall be the difference between such percentage and 100%.

(2) In the case of an Employer which commenced participation when the market value of the Fund's assets was less than the actuarial value -- if on the Employer's withdrawal date the percentage of market to actuarial value is less than such percentage at commencement, then the reduction shall be the relative difference between the percentage at the withdrawal date and the percentage at the Commencement Date.

For purposes of this Subsection (B), the market and actuarial values of the Fund's assets as of any date shall exclude the Cash Flow Match Portfolio (a fixed income portion of the Fund's investments which is not affected, for purposes of the annual actuarial valuation, by fluctuations in market value) and shall be those values which have been determined by the Fund and shown on the Fund's records. The actuarial value of the Fund's assets shall be computed in accordance with the asset valuation method used in the annual actuarial valuation of the Fund which determined the Employer contribution requirements in effect during the Plan Year in which the withdrawal is effective.

(C) A withdrawal charge shall thereafter be deducted as follows:

         CHARGE                   ACTUARIAL LIABILITY
                             (after application of Subsection (B) above)
         3%                       of first $100,000
         2%                       of second $100,000
         1%                       of excess

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

(D) The amount of the actuarial liability remaining after making the above adjustments is the "distributable fund" which shall be transferred to the successor plan in accordance with Section 3 of this Article XII. In no event will such total transfer be less than the present value of the retirement benefits payable at age 65, based upon Salary and Benefit Service to the withdrawal date, of all Members included in such transfer as a result of their election under Section 1(F) of this Article XII, using for the purpose of this computation the interest rates used by the PBGC to value deferred and immediate retirement benefits for terminating plans as of the withdrawal date.

SECTION 3.  PAYMENT OF DISTRIBUTABLE FUND

(A) The portion of the distributable fund representing the present value of each Member's retirement benefit, as computed in accordance with the second sentence of Section 2(D) of this Article XII, but not less than 50% of the distributable fund, plus interest determined as described below from the withdrawal date to the date of transfer, shall be transferred in a lump sum to the qualified successor plan as soon as practicable (but no earlier than 30 days) following receipt by the Fund of (a) each Member's written consent to the transfer and his release of all claims against the Fund arising out of his membership, (b) the qualified successor plan's favorable determination letter from the IRS that such plan satisfies the then current qualification and tax-exemption requirements of the IRC or a representation from the Employer maintaining such qualified successor plan to the same effect, and (c) a copy of the Employer's submission to the IRS of the successor plan's Notice of Transfer (IRS Form 5310) of the distributable fund. Upon the Fund's receipt of the foregoing, it shall submit to the IRS notice of the Employer's withdrawal. The remaining amount of the distributable fund, if any, shall be transferred to the qualified successor plan in approximately equal annual installments over a period of 3 years with the first payment being made on or about the first anniversary of the withdrawal date. Interest on all unpaid amounts will be credited to date of payment, but not less than once a year, based upon the Three Year Treasury Constant Maturity rate in effect on (a) the withdrawal date if the withdrawal date is on or after January 1, 1994 or (b) January 1, 1994 if the withdrawal date is prior to January 1, 1994. The Three Year Constant Maturity Rate in effect on a specific date shall be the rate published in Federal Reserve Statistical Release (G.13) for the week ending on the Friday coinciding with or immediately preceding the specific date in the preceding sentence. In the absence of the Release, the Fund may obtain such rate from any other source it deems appropriate. In order that the Fund be maintained as a qualified trust under the IRC, no amount can be payable on or after the date of termination, within the meaning of the IRC, of the qualified successor plan.

(B) Notwithstanding anything to the contrary contained herein, upon receipt by the Fund of a request from a federal governmental entity, as statutory receiver for a withdrawn Employer (when such request is made after the initial lump sum transfer of the portion of the distributable fund representing the present value of each affected Member's Retirement Allowance as provided for in subsection (A) of this Section 3 and following payment of the first installment), provided the federal governmental entity became statutory receiver for the withdrawn Employer following such Employer's withdrawal from the Fund and establishment of a qualified successor plan, the Fund may, in its sole discretion and subject to any conditions provided herein or otherwise, accelerate the transfer of the remaining amount of the distributable fund, if any, to the qualified successor plan maintained by the Employer for which such governmental entity acts as receiver. The amount of any such accelerated lump sum payment of the distributable fund shall be adjusted to reflect the payment of such fund in advance of the installment payment dates. Any request by a federal governmental entity, as statutory receiver for a withdrawn Employer, to accelerate the transfer of the remaining amount of the distributable fund shall be accompanied by a certification to the effect that such governmental entity was duly appointed as receiver, citing the statutory authority therefor, and that such appointment continues in effect as of the date of the accelerated payment request. Prior to any such accelerated lump sum payment of the distributable fund, such governmental entity shall indemnify the Fund, in such form and manner as is acceptable to the Fund, for the full amount of all reasonable legal fees, costs and expenses (including damages) which arise from any claims made against the Fund by participants under the qualified successor plan of the Employer in receivership because of the lump sum payment by the Fund. If no payments have been made, the participating Employer will be deemed to have withdrawn from the Fund without a qualified successor plan, and all Members will become Retirants of the Fund.

SECTION 4.  PARTIAL TERMINATION

If any governmental authority or the Fund determines that a partial termination (within the meaning of the IRC or ERISA) of the Fund has occurred as to any Employer, then (i) the rights of all its affected Members to their retirement benefits accrued to the partial termination date shall be nonforfeitable, and
(ii) the provisions of Article XII, which in the opinion of the Fund are necessary for the distribution of its assets, shall apply. To the extent permitted by ERISA, only an Employer as to which a partial termination of the Fund has occurred shall be liable to the PBGC for any insufficiency of allocable amounts.


SECTION 5.  TRANSFER TO QUALIFIED SUCCESSOR PLAN

No transfer of assets and liabilities of the Fund to a qualified successor plan (whether by merger or consolidation with such qualified successor plan or otherwise) shall be made unless each Member would, if either the Employer's or Employers' participation in the Fund or such qualified successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Employer's or Employers' participation in the Fund had then been terminated. The Fund may also require appropriate indemnification from the Employer or Employers maintaining such qualified successor plan before making such a transfer.


SECTION 6.   SPECIAL PROCEDURES UPON CONSERVATORSHIP OR RECEIVERSHIP

(A) Notwithstanding anything in the Regulations to the contrary and in accordance with such administrative procedures, requirements and conditions as the Board shall adopt, if an Employer participating in the Fund is placed into conservatorship or receivership by the Resolution Trust Corporation ("RTC") (or such other appropriate governmental authority), the provisions of this Section 6 shall apply.

(B) (i) If an Employer is placed into conservatorship by RTC, such Employer's participation in the Fund will continue uninterrupted without any formal action by

         RTC or the Employer and retirement benefits will continue to accrue for its Members.

    (ii) If the Employer is placed into receivership by RTC, RTC will have sixty
         (60) days (unless within such 60-day period RTC requests an extension for up to thirty (30) days and the Fund in its sole discretion approves such request) from the date the Employer was placed into receivership to reaffirm the Employer's participation in the Fund in which event benefits shall continue to accrue from the date the Employer was placed into receivership. Alternatively, RTC may elect to improve benefits as of the date of receivership in such manner as shall be prescribed by the Fund, provided in such case the Employer has a sufficient accounting credit under the Fund to offset the cost of such benefit improvements. The credit described in the preceding sentence, which for purposes of this Section 6 shall be referred to as "FECO," represents with respect to an Employer an accounting credit entry on the books and records of the Fund which may be applied solely to offset an Employer's contribution obligations to the Fund. FECO may not be transferred by the Fund for an Employer's general corporate use or otherwise in contravention of applicable law.

(C) If RTC, on behalf of an Employer which is placed in receivership, elects to improve benefits, such Employer will be deemed to have withdrawn from the Fund (following the election to improve benefits) without a qualified successor plan as of the date the Employer was placed into receivership. Alternatively, if RTC neither reaffirms (within the time prescribed in Subsection (B) of this Section 6) the participation in the Fund of an Employer which was placed into receivership nor elects to improve benefits, the Employer will be deemed to have withdrawn from the Fund without a qualified successor plan as of the date the Employer was placed into receivership.

(D) If an Employer which has a FECO is placed into conservatorship or receivership by RTC and such Employer has not withdrawn (or has not been deemed to withdraw) from the Fund without a qualified successor plan, RTC may, in accordance with this Subsection (D) and such procedures as may be adopted by the Board, have the FECO made available under the Fund to another entity (referred to as an "Acquirer") if such Acquirer, in accordance with the Regulations, adopts the Fund. The maximum amount of the FECO which RTC may make available to an Acquirer is a fraction of the "available FECO," the numerator of which is the PBGC value of the accrued benefits of the Employees who are transferred to the Acquirer and the denominator of which is the PBGC value of the accrued benefits of all of the Employees of the Employer as of the date of the acquisition of such Employer by such Acquirer, inclusive of those Employees being transferred to the Acquirer. The "available FECO" is the total FECO attributable to the Employer as of the date of the acquisition, reduced by the amount of any FECO which could have been, but was not, made available to any previous Acquirer. The maximum amount of FECO that may be made available to an Acquirer shall not be reduced as a result of Employees being terminated by RTC on or after the date of conservatorship or receivership. If an Acquirer does not elect to participate in the Fund, there shall be deemed to occur a withdrawal by the Employer without a qualified successor plan with respect to the Employees who are transferred to the Acquirer and such Employees shall become 100% vested in their accrued benefit regardless of their number of years of Vesting Service. RTC may apply any portion of the FECO remaining after an acquisition to fund the normal cost or to improve benefits with respect to those Employees who have not been transferred to the Acquirer and who continue to be employed by the Employer. The amount of any FECO which could have been, but was not, transferred to any previous Acquirer will be the first amount to be applied to fund the normal cost or to improve benefits with respect to those Employees who continue to be employed by the Employer. Any FECO remaining after the FECO attributable to an Employer's participation in the Fund is applied, as provided in this Subsection (D), shall remain in the Fund.

                     ARTICLE XIII  TERMINATION OF THE TRUST

(A) The Trust is the sole source of all benefits under the Regulations and shall continue, unless terminated as herein provided, until all assets of the Trust are distributed in accordance with the Regulations. The Trust and the benefit programs embodied in the Regulations may be terminated only upon a two-thirds vote of the Board and of the then participating Employers, in which event termination shall be effective on a date specified after at least 6 months' notice to the Trustee and all members of the Board and Employers. In the event of such termination, (i) the rights of all Members to their Retirement Allowances accrued to the date of termination shall thereupon be nonforfeitable to the extent that such allowances have then been funded by such amount of assets determined by the Fund to be properly allocable to such Members' allowances, and (ii) the Board shall direct the Trustee to liquidate the assets of the Trust as promptly as it deems prudent. The Board shall notify the IRS, the PBGC and any other appropriate governmental authority of such termination at least 30 days prior to the termination date or at such other date as applicable law may require, and no distribution of the Trust's assets shall be made until all applicable governmental approvals have been obtained by the Fund.

(B) The Board shall determine the Trust's net funds remaining after providing for necessary expenses and shall then allocate such funds to the extent necessary and sufficient in the following order of priority:

    (1) Each Member, former Member, Retirant, and Beneficiary or Contingent Annuitant shall be entitled to a share equal to his Accumulated Contributions (or the

         Accumulated Contributions of the Member on whose behalf the individual is entitled to benefits), if any, less the sum of any allowances received.

    (2) Next, each Retirant, Beneficiary or Contingent Annuitant entitled to an immediate or deferred benefit on the termination date shall be entitled to a share equal to the actuarial liability attributable to his benefits reduced by his share under Paragraph (1) of this Subsection
         (B).

(C) The Board shall then:

    (1) Determine as of the termination date, in the same manner as described in Article XII, Section 2, Subsection (A), the actuarial liability established by the Fund for each Employer group of Members as described in Article XII reduced by the amount of any allocations to such Members pursuant to Paragraph (1) of Subsection (B);

    (2) Determine the net funds remaining after providing for all allocations under Subsection (B) of this Article XIII;

    (3) Allocate such funds to all such groups of Members as of the termination date on the basis of the ratio of the actuarial liability computed for each group of Members to the total liability for such groups; and

    (4) Allocate such amounts to the individual Members in each group in accordance with the procedure set forth in Article XII, Section 3.

(D) The amounts determined in accordance with Subsections (B) and (C) of this
    Article XIII shall, subject to the approval of the IRS, the PBGC and any other appropriate governmental authority, be distributed to the individuals described in such Subsections.

    Any surplus remaining in the Trust after such distribution shall then be distributed to the Employers in such manner as the Board shall deem equitable and appropriate.

    Upon completion of the foregoing distributions, the Trustee shall be relieved of all further obligations under the Trust, but its powers shall continue so long as any assets remain in the Trust.

(E) No asset or liability of the Trust shall in any event be merged, consolidated with or transferred by the Trust to any other plan unless such person affected thereby would, if such plan then terminated immediately after such event, receive thereunder a benefit which is equal to or greater than the benefit to which he would have been entitled if the Fund had terminated immediately before such event.

(F) Notwithstanding the provisions of this Article XIII, all allocations and distributions made pursuant to this Article XIII shall be made in accordance with Title IV of ERISA.

(G) In the event of the termination of the Fund, the benefits of any highly compensated employee (and any highly compensated former employee), as defined in Section 414(q) of the IRC and IRS Regulations thereunder, shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the IRC.

The annual payments to a Restricted Employee (as defined below) may not exceed an amount equal to the payments that would be made on behalf of such Restricted Employee under a single life annuity that is the actuarial equivalent of the sum of the Restricted Employee's accrued benefit and his other benefits under the Fund. However, the restriction described in the foregoing sentence shall not apply if:

   (i) after payment to a Restricted Employee of all Benefits (as defined below), the value of the assets of the Fund equals or exceed 110% of the value of current liabilities (as defined in Section 412(1)(7) of the IRC) under the Fund; or

   (ii) the value of the Benefits for a Restricted Employee is less that 1% of the value of current liabilities (as defined in Section 412(1)(7) of the IRC) under the Fund; or

   (iii) the value of the Benefits for a Restricted Employee does not exceed $3,500.

For purposes of this Subsection (G), a "Restricted Employee" means a Member who is a highly compensated employee or highly compensated former employee of the Employer (as defined in Section 414(q) of the IRC and the IRS Regulations thereunder). In any year, the total number of individuals who are subject to the restrictions described in Subsection (G) shall be limited to a group of not less than 25 highly compensated employees and highly compensated former employees and the Employees included in the group shall be determined on the basis of such Employees with the greatest compensation. For purposes of this Subsection (G), the term "Benefits" includes loans in excess of amounts set forth in Section 72(p)(2)(A) of the IRC, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Restricted Employee's life.

               ARTICLE XIV  ADMINISTRATION AND MANAGEMENT OF FUND

SECTION 1.  ADMINISTRATION

(A) The general administration of the Fund and the general responsibility for carrying out the provisions of the Regulations shall be placed in a Board of Directors who must be Members of the Fund. The President of the Fund shall be the chief administrative officer of the Fund, a member ex officio of the Board and, for purposes of ERISA, the "plan administrator." The Board shall constitute the "named fiduciary" for purposes of ERISA.

(B) The Board may adopt, and amend from time to time, by-laws not inconsistent with the Trust and the Regulations and shall have such duties and exercise such powers as are provided in the Regulations, Trust and by-laws. The number of Directors, their method of election and their terms of office shall be governed by such by-laws. The Board shall hold an annual meeting each year and may hold additional meetings from time to time.

(C) The Board shall select the Trustee of the assets of the Fund and shall define the investment and other powers and duties of the Trustee and determine the terms and provisions of the Trust, and may, subject to the provisions of the Trust, appoint from time to time a successor trustee or trustees as the Board in its discretion shall determine. The Trust shall constitute a trust fund for the payment of benefits and expenses of the Fund. All contributions, other income and property received by the Trust shall be held by the Trustee and invested, reinvested and disbursed in accordance with and subject to the provisions of the Trust and the Regulations. All benefits payable under the Regulations shall be payable from the Trust and from no other source. No person shall have interest in, or right to, any part of the corpus or income thereof, except to the extent expressly provided in the Regulations or the Trust.

(D) The Board shall elect a chairman and a vice-chairman of the Board and such officers of the Fund as the Board deems desirable and shall define their duties. The Board shall elect annually from its membership an Executive Committee, a Retirement Committee, an Investment Committee, an Audit Committee, a Personnel Committee and a Nominating Committee and shall define their duties. It may appoint such other committees and arrange for and hire such actuarial, legal, accounting, auditing, investment manager or advisory, administrative, medical and other services as it deems appropriate to carry out the Regulations and may act in reliance upon the advice and actions of the persons or firms providing such services. The Board may establish, staff, equip and maintain a Fund Office to assist it in the administration of the Regulations. The Board may authorize the Trustee or any committee, officer, employee or agent of the Fund to perform any act pertaining to the Fund or the administration thereof. The Board shall cause to be maintained proper accounts and accounting procedures, and shall submit an Annual Report on the operations of the Fund to each Employer for the information of its Members.

(E) The members of the Board shall use ordinary care and reasonable diligence in the performance of their duties and shall serve without compensation, but shall be reimbursed for any reasonable expenses incurred in their capacities as Board members. No bond or other security need be required of the Trustee or any Board member in any jurisdiction.

(F) Each Employer, other than the Fund Office, by its participation in the Comprehensive Retirement Program, agrees that each Board member, officer and employee of the Fund shall be indemnified by the Employer for any liability, in excess of that which is covered by insurance, arising out of any act or omission to act in connection with the Regulations or the Trust except for fraud or willful misconduct. The obligation to pay any such expense shall be deemed an administrative expense of the Regulations and shall be allocated among the Employers, other than the Fund Office, by the Board as nearly as practicable in the same proportions as the then current administrative expenses of the Fund are borne by the Employers. No Board member or officer of the Fund shall be personally liable by virtue of any contract or other instrument executed by him or on his behalf in such capacity nor for any mistake of judgment made in good faith.

(G) No Employer shall under any circumstances or for any purpose be deemed an agent of the Board, the Trustee or the Fund. Neither the Board nor the Trustee shall be required to enforce payment of any contributions payable under the Regulations.

(H) The Board shall adopt, and may change from time to time, actuarial or other tables and the interest rate or rates which shall be used in calculations under the Regulations, and shall establish the contribution rates as provided in Article IX. The actuary designated by the Board shall make an annual actuarial valuation of the Fund's benefit programs, and on the basis thereof shall recommend to the Board such tables and interest and contribution rates for its adoption.

(I) The expenses of administering the Regulations including (i) the fees and expenses of the Trustee for performance of its duties under the Trust, (ii) the expenses incurred by the Board and the Fund Office in the performance of their duties under the Regulations and the Trust, and (iii) all other proper charges and disbursements of the Trustee and the Fund Office, shall be borne by the Employers in such proportions as shall be determined by the Board, but until paid by the Employers, all of such expenses shall be a charge against the assets of the Trust.

SECTION 2.  DISPUTE RESOLUTION

(A) The Board shall have the exclusive right and full discretionary authority to interpret the Regulations and any questions arising under or in connection with the administration of the Fund, including without limitation, the authority to determine eligibility for employer participation, eligibility for membership and benefits, and the amount and mode of all contributions, benefits and other payments under the Regulations. The decisions or actions of the Board in respect thereof shall be final, conclusive and binding upon all persons having an interest in the Trust or under the Regulations or under any agreement with an insurance company or a financial institution constituting a part of the Regulations and the Trust.

(B) The Board shall have full discretionary authority to delegate to the Retirement Committee, or any other committee of the Board or to the President, all or any part of the interpretative and decisional authority of the Board, described in Subsection (A) of this Section 2, with respect to the Regulations or the administration of the Fund.

(C) All disputed claims with respect to contributions, benefit eligibility and payments arising under the Regulations shall be submitted in writing to the President of the Fund at the office of the Fund. Within 90 days after receipt of such claim, the decision of the President with respect thereto shall be mailed to the claimant and shall be final, binding and conclusive; provided, however, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. The claimant may appeal such decision in writing to the Retirement Committee of the Board, at the office of the Fund, within 60 days after the mailing to the claimant of such written decision of the President. Such written appeal shall contain all information which the claimant desires the Retirement Committee to consider and the Committee's decision with respect thereto shall be mailed to the claimant within 60 days after its receipt of such appeal unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and claimant shall be so notified in writing. The decision of the President, or in the case of an appeal, the decision of the Retirement Committee, in respect of such claim shall be final, binding and conclusive.

SECTION 3.  MANAGEMENT

(A) The Board shall also have the power, acting directly or through the Trustee:

    (1) To purchase, lease for any term, invest or otherwise acquire an interest in any property, real, personal or mixed, and wherever situated, including, but not by way of limitation, real property, whether improved or unimproved, common and preferred stocks, bonds, notes, debentures, mortgages, mutual fund shares, financial futures and options contracts, and certificates of deposit issued by any financial institution including an Employer, without being limited to the class of securities in which trustees are authorized by law or any rules of court to invest trust funds and without regard to the proportion any such property may bear to the entire amount of the Trust Fund;

    (2) To sell, exchange, manage, lend, lease for any term, improve, or otherwise dispose of, and grant options and security interests with respect to any such property of the Fund, and any sale or other disposition may be public or private and upon such terms and conditions as the Board may deem best;

    (3) To participate in any plan of reorganization, consolidation, merger, combination or other similar plan relating to such property, and to consent to or oppose any such plan and any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any legal entity;

    (4) To deposit any such property with any protective, reorganization or similar committee, to delegate discretionary power thereto and to pay part of its expenses and compensation and any assessments levied with respect to any such property so deposited;

    (5) To engage suitable employees, agents and professional consultants, and to pay their reasonable compensation and expenses;

    (6)  To extend the time of payment of any obligations;

    (7) To enter into stand-by agreements for future investment of the Trust Fund, either with or without a stand-by fee;

    (8) To exercise all conversion and subscription rights and all voting rights with respect to such property and to grant proxies, discretionary or otherwise;

    (9) To cause any investments to be registered and held in the name of one or more nominees of the Board or any custodian of such property, with or without the addition of words indicating that such investments are held in a fiduciary capacity, and to cause any such investments to be held in bearer form;

    (10) To collect and receive any and all money and other property due to the Fund and to give full discharge and acquittance therefor;

    (11) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Fund; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Fund requires it; to represent the Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal; to abstain from the enforcement of any right or claim in its absolute discretion and to abandon, if it shall deem it advisable, any property held by the Fund;

    (12) To hold uninvested, without liability for interest thereon, any money received by the Fund until the same shall be invested or disbursed;

    (13) For purposes of the Fund, to borrow money from others, to issue promissory notes of the Fund for the same and to secure the repayment thereof by pledging any property of the Fund and to enter into cash collateral agreements referred to in Article IX, Section 6;

    (14) To make any agency, trust, custodial, advisory, depository, management, administrative or other arrangement (i) with any bank or other financial institution for the deposit and safekeeping of the assets of the Fund, and (ii) with any investment advisor or manager for the investment and reinvestment of the assets of the Fund;

    (15) To transfer for investment purposes any part of the assets of the Fund
         (i) to any group trust which meets the requirements of Sections 401(a) and 501(a) of the IRC, with the equitable share of the Fund in the commingled assets of such trust being part of the Fund under the Regulations, and (ii) to any group deposit administration annuity contract or other type of contract issued to the Fund by one or more insurance companies, utilizing under any such contract, general, commingled, or separate investment accounts as the Investment Committee in its discretion shall determine, all such contracts being part of the Fund under the Regulations;

    (16) To charge against and pay out of the Fund (in accordance with ERISA and the IRC) (i) taxes of any and all kinds whatsoever which are levied or assessed upon or become payable in respect of the Fund, the income from any property forming a part thereof, or any security transaction pertaining thereto, and (ii) the expenses incurred by the Board in the performance of its duties in respect of the Fund and all other proper charges and disbursements of the Fund;

    (17) To delegate powers, including, without limitation, discretionary powers with respect to any of the foregoing to any Committee of the Board or any officer or employee of the Fund or investment advisor or manager, custodian or other agent;

    (18) To appoint any bank or trust company, wherever domiciled, as successor trustee under the Declaration of Trust, upon such terms and conditions as the Board deems advisable; and

    (19) Generally to do all acts, whether or not expressly authorized, which the Board may deem necessary or desirable for the administration, management and protection of the Fund.

(B) Persons dealing with the Board or the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Fund.

SECTION 4.  INFORMATION AND COMMUNICATIONS

(A) Each Employer, Member, Retirement and Beneficiary shall file with the Fund such pertinent information as the Fund may require, and no Employer, Member, Retirant, Beneficiary or Contingent Annuitant shall have any rights or be entitled to any benefits from the Fund unless such information is filed in the manner and form specified by the Fund. The Fund shall be fully protected in acting upon any such information and shall be under no duty to inquire into the accuracy or truth thereof, and the payment of any amount by the Fund pursuant to such information shall constitute a complete discharge of the liability therefor. All notices, instructions and other communications shall be in writing and in such form as is prescribed from time to time by the Fund, shall be mailed by first class mail or delivered personally, and shall be deemed to have been duly given and delivered only upon actual receipt thereof by the Fund.

(B) (1)  In the case of a qualified joint and survivor annuity as described in
         Article VII, Section 1, the Fund shall provide each Member no less than 30 days and no more than 90 days prior to the annuity starting date a written explanation of: (i) the terms and conditions of a qualified joint and survivor annuity; (ii) the Member's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Member's Spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity; and (v) the relative values of the various optional forms of benefit under the Fund.

    (2) In the case of a preretirement survivor annuity as described in Article IV, Section 3(B), the Fund shall provide each Member within the applicable period for such

         Member, a written explanation of the preretirement survivor annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (1) of this Subsection (B) applicable to a qualified joint and survivor annuity.

    (3) The applicable period for a Member is whichever of the following periods ends last: (i) the period beginning with the first day of the plan year in which the Member attains age 32 and ending with the close of the plan year preceding the plan year in which the Member attains age 35; (ii) a reasonable period ending after the individual becomes a Member; or (iii) a reasonable period ending after the preretirement survivor annuity first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service in the case of a Member who separates from service before attaining age 35.

    (4) For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Member who separates from service before the plan year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the employer, the applicable period for such Member shall be redetermined.

(C) A Member may, in accordance with this Subsection (C) elect to receive his Retirement Allowance in one of the optional forms described in Article VI. Any waiver of a qualified joint and survivor annuity or a preretirement survivor annuity shall not be effective unless: (a) the Member's Spouse consents in writing to the election; (b) the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent); (c) the Member's Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a notary public. Additionally, a Member's waiver of the qualified joint and survivor annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent.) If it is established to the satisfaction of the Fund that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election.

    Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received notice as provided in Subsection (B) of this Article XIV, Section 4.

                            ARTICLE XV  AMENDMENTS

The Board reserves and shall have the right to amend the Regulations or the Trust at any time in whole or in part, for any reason, and without the consent of any Employer, or any Member or other person having an interest in the Trust, or under the Regulations, and each Employer by its adoption of the Regulations shall be deemed to have delegated this authority to the Board; but no amendment shall be adopted which would:

(i) Raise the contribution rate of any Member since last becoming a Member unless he shall consent thereto; or

(ii) Reduce the then accrued benefits of Members or Retirants for which contributions have been received by the Fund, except to the extent necessary to maintain the Trust as a trust qualified under Section 401(a) of the IRC; or

(iii) Permit any of the assets of the Trust (other than that required to pay taxes, if any, and the expenses described in Article XIV, Section 1(1) to the extent, if any, not paid by the Employers) to be used for or diverted to any purpose other than for the exclusive benefit of Members, Retirants, and their Beneficiaries and Contingent Annuitants under the Regulations, prior to the satisfaction of all liabilities with respect thereto.

                          ARTICLE XVI  INTERPRETATION

The Regulations shall be construed in accordance with ERISA and the laws of the State of New York.

                            SPECIAL EFFECTIVE DATES

SECTION                                             DATE
Article I (18)                                      July 1, 1985
Article VII, Section 2(B) (interest
    rates used in calculating lump sum
    settlements)

Article IX, Sections 1-4                            July 1, 1987
Article XI, Section 1
Article XII, Section 2(A)

Article I(25) (inclusion of                         January 1, 1988
    cafeteria plan contributions in
    definition of salary)

Article II, Section 2(B)                            July 1, 1988
(removal of age 60 membership
exclusion)
Article IV, Section 4

Article I(25)(B)                                    October 1, 1988

Article XI, Section 1(C)(5)                         May 17, 1989

Preamble                                            July 1, 1989
Article I(25) ($200,000
    limitation)
Article II, Section 1
Article IV, Section 2(B)(iii)
Article IV Section 3(F)
Article V, Section 2(E)
Article VI, Section 1, Option 4
Article XII, Section 1 (F) (5-year
    cliff vesting for employees of
    withdrawn employers which re-
    quired 10 years of service for
    full vesting)

SECTION                                             DATE
Article V, Section 7                                August 28, 1989

Article VII, Section 2(B)                           January 1, 1990
Article X, Section 3

Article I(25)                                       January 1, 1991
(commissions limitation)
Article V, Section 1 (A)-(H), for
    employers who commence Fund
    participation on or after 1/1/91
Article X, Section 4(B), Type 1A

Article XII, Section 1(H), item (iii)               February 8, 1991
Article XII, Section 6

Article XI, Section 7                               May 1, 1991

Article IV, Section 2(D)                            July 1, 1991
Article V, Section 1(A)-(H), for
    employers who commenced Fund
    participation prior to 1/1/91
Article VI, Section 3

Article V, Section 1(B) and (D)                     October 1, 1991

Article XII, Section 1 (H),                         December 6, 1991
    language preceding item (i)

Article V, Section 7(D),                            January 1, 1992
    item (ii)

SECTION                                             DATE
Article V, Section 1(I) and (J),                    July 1, 1992
    for employers who commence
    Fund participation on or
    after 7/1/92
Article V, Section 7(D), item (iii)
Article V, Section 7(E)

Article XI, Section 1 (C)(5)                        November 1, 1992

Article V, Section 1(1) and (J),                    January 1, 1993
for employers who commenced
Fund participation prior to 7/1/92
Article VI I, Section 4

Article V, Section 8                                Effective Upon IRS Approval
Article XII, Section 1(G)

Article V, Section 1(K),                            July 1, 1993
(L), (M), (N) and (O)

Article XII, Section 3(A)                           January 1, 1994

Article 1(25)                                       July 1, 1994
($150,000 limit)

Article V, Section 1 (definition                    July 1, 1995
of Covered Compensation Level)

                    FINANCIAL INSTITUTIONS RETIREMENT FUND

                 CARROLLTON FEDERAL BANK, FSB BOARD RESOLUTION

#762                                                                        4049


          WHEREAS, Carrollton Federal Bank, FSB, Carrollton, Georgia ("Carrollton") (Retirement Fund Member #4049) acquired 501 Alabama Avenue, Bremen, Georgia branch of First Union Bank as of May 21, 1994 (the "Acquisition Date" for plan purposes); and

          WHEREAS, effective as of the Acquisition Date, Carrollton desires to recognize the employees formerly of the Branch (the "New Members") as new employees of Carrollton for the Financial Institutions Retirement Fund (the "Fund") under all the stipulations and provisions of Carrollton's participation in the Fund in effect on the Acquisition Date.

          NOW, THEREFORE, with respect to the New Members, it is resolved that:

Each of the New Members will be enrolled in the Fund on the later of (i) the Acquisition Date or (ii) the 1st day of the month coincident with or next following completion of one year of service (as measured from the employment date with First Union) and the attainment of age 21.

Vesting service will be measured from the New Members, original date of employment with First Union. Benefit Service Credit will be provided for those New Members who are enrolled on the Acquisition Date for service completed after the enrollment date.

I, the undersigned, being duly elected and acting Secretary of Carrollton Federal Bank hereby certify that the above is a true and exact copy of the resolution adopted by the Board of Directors at Carrollton Federal Bank at a meeting duly called and held on the 21st day of April, 1994 as the same appears
                                    ----        -----------
in the minutes of such meeting, and that the aforementioned resolution has not been modified, changed or repealed since its adoption.

Date May 25, 1994                   /s/ Cheryl F. McDonald
     ------------                   -------------------------------------------
                                                   Secretary

                               ****************
                                  APPLICATION

The Carrollton Federal Bank, FSB
    ----------------------------
Address 110 Dixie Street, Carrollton, Georgia 30117 hereby applies for
        -------------------------------------------
participation of the New Members in the Fund's Comprehensive Retirement Program under conditions stated in the foregoing Resolution.

                                    /s/ Gary D. Dorminey
                                    --------------------------------------------
                                    Signature of Authorized Officer

Date: May 25, 1994                  President and CEO
      ------------
                                    ___________________________________________
                                    Title                President and CEO

RESOLUTION TO CHANGE EMPLOYER'S
BASIS OF PARTICIPATION IN THE
FINANCIAL INSTITUTIONS RETIREMENT FUND


     #900                                                           RF# 4049

Financial Institutions    INSTRUCTIONS
Retirement Fund
                          1.  INDICATE ONLY THOSE PROVISIONS OF THE FUND BEING AMENDED.

                          2.  THE EFFECTIVE DATE OF AN AMENDMENT MAY BE THE FIRST DAY OF ANY
                              MONTH, ALTHOUGH THE USE OF A RETROACTIVE DATE REQUIRES PRIOR
                              APPROVAL OF THE RETIREMENT FUND.

                          3.  AS AN AMENDMENT TO THE FUND, ANY CHANGE ELECTED HEREIN MUST BE
                              APPROVED BY THE EMPLOYER'S BOARD OF DIRECTORS.

     WHEREAS, Carrollton Federal Bank, FSB (the Employer), desires to amend its
              ----------------------------
participation in the Retirement Fund as indicated below, effective May 1, 1990.
                                                                   -----------

     NOW, THEREFORE, IT IS RESOLVED THAT THE EMPLOYER:

A.   Membership Eligibility:  ___  No Change

     X In accordance with Article II, Section 2, amends employee eligibility for membership, as follows:

          (a)  Waiting period governing enrollment of eligible employees:
               X    Period of employment limitation (specify any period up to
                    one year) 1
                              -
               X    Age limitation (specify any age up to 21)   21
                                                               ----

NOTE: IF BOTH THE ABOVE BOXES ARE CHECKED, THE LATER OF THE ATTAINMENT OF THE SPECIFIED PERIOD OF EMPLOYMENT OR SPECIFIED AGE WILL DETERMINE THE DATE OF ENROLLMENT.

          (b)  Exclusions from membership:
               ____ Those who are covered by another designated pension plan of the Employer.
               X    Those who are compensated on an hourly basis.
               ____ Those who are hired under a written agreement precluding membership and limiting employment to no more than one year.

NOTE: IF ELIGIBILITY REQUIREMENTS FOR MEMBERSHIP ARE MORE RESTRICTIVE THAN THAT WHICH HAD BEEN IN EFFECT HERETOFORE, THEN, UNLESS OTHERWISE INDICATED, THEY SHALL BE APPLICABLE ONLY TO EMPLOYEES HIRED ON OR AFTER THE EFFECTIVE DATE; IF LESS RESTRICTIVE, IT SHALL BE APPLICABLE TO PRESENT AS WELL AS FUTURE EMPLOYEES.

B.   Plan Salary Definition     X      No Change

     ____ Provides that, in accordance with Article I, "Salary" for each calendar year of benefit service shall be amended to:

          (a) i ____  Basic salary rate as of January 1 of such year, or date of employment, if later.

             ii ____ Basic salary rate as of January 1 of such year, or date of employment, if later, plus overtime payments earned in the preceding calendar year.
                      Basic salary rate as of January 1 of such year, or date of employment, if later, plus overtime payments and bonuses earned in the preceding calendar year.

            iii ____ Basic salary rate as of January 1 of such year, or date of employment, if later, plus overtime payments and bonuses in the preceding calendar year.

             iv ____ In conjunction with i, ii or iii as indicated above, salary shall also include commissions earned in the current calendar year, not to exceed $______________.

          (b) i ____  Basic salary rate as in effect for each month of such year.

             ii ____ Basic salary rate as in effect for, plus overtime payments earned in, each month of such year.

            iii ____ Basic salary rate as in effect for, plus overtime payments and bonuses earned in, each month of such year.

             iv ____ In conjunction with i, ii or iii as indicated above, salary shall also include commissions earned in the current calendar year, not to exceed $______________.

           (c)  ____  Total taxable compensation as reported on the member's
                      Internal Revenue Service Form W-2 (exclusive of any compensation deferred from a prior year) for such year.

     The above revised salary definition will be effective for employee-members who terminate employment on or after ___________________________ (insert date). It shall apply to benefit service completed on or after _____________________ (date inserted must be 1st day of month. If a plan salary definition change for a prior calendar year results in a lower plan salary for such year, the prior reported salary shall be used.

     NOTE: PLAN SALARY ALWAYS INCLUDES A MEMBER'S PRE-TAX CONTRIBUTION TO A
     SECTION 401 (K) PLAN AND, UNLESS THE EMPLOYER ELECTS OTHERWISE, A MEMBER'S PRE-TAX CONTRIBUTION TO A SECTION 125 CAFETERIA PLAN.

C.   Early Retirement Provisions: X  No Change

     Establishes the earliest age for commencement of early retirement allowance payments, as follows:
          ____  Age 45       or                __   Age 55

     Provides the following early retirement features [complete (a) and (b)]:
     (a)  Early Retirement Factors
          i    ____   Actuarial Equivalent
          ii   ____   3%
          iii  ____   Rule of 70
          iv   ____   Rule of 80

     (b)  Unreduced Early Retirement Benefits at:
          i    ____   Age 60
          ii   ____   Age 62
          iii  ____   Age 65

     NOTE: (B)I AND (B)II NOT AVAILABLE WITH INTEGRATED UNIT ACCRUAL FORMULAS UNDER ITEM G BELOW .

D.   Vesting Schedule      X      No Change

     ____ Establishes, in accordance with Article IV, the vesting schedule indicated:

     (a)  ____  Vesting Table A-5 Year Cliff     (b)  ____  Vesting Table B - 2-6 Partial
      Completed Years          Vested            Completed Years          Vested
        of Employment        Percentage           of Employment         Percentage
            Less than 5         0%                     Less than 2           0%
                      5       100%                               2          20%
                                                                 3          40%
                                                                 4          60%
                                                                 5          80%
                                                                 6         100%

     NOTE: VESTING TABLES A AND B APPLY WITHOUT REGARD TO AGE. IN ADDITION, A MEMBER WHO REACHES AGE 65 IS 100% VESTED REGARDLESS OF THE NUMBER OF COMPLETED YEARS OF EMPLOYMENT.

E.   Lump Sum Settlement Option: X      No Change

     ____ Agrees, in accordance with Article Vll, to make uniformly available to all its retirants who have attained age ____ (any age between 45 and 65, inclusive, but not less than the early retirement commencement age), the Lump Sum Settlement Option.

     NOTE: IF THE LUMP SUM SETTLEMENT OPTION IS NOT ELECTED, ALL RETIREMENT BENEFITS WILL BE PAID IN THE FORM OF A MONTHLY ALLOWANCE, EXCEPT IN THE CASE OF CERTAIN DE MINIMIS AMOUNTS DESCRIBED IN THE REGULATIONS.

F.   Prior Service Credit: X  No Change

     ____ Provides, in accordance with Article III:
          ___  Prior service credit to be allowed for all service rendered since
               ______________ and/or
          ____ after attainment of age ______ and/or ____ completion of _____of employment and/or
          ____ pursuant to attached rider(s)

G.   Retirement Benefit Formula: X  No Change

     ____ Provides the following benefit formula in accordance with the Regulations [complete (a) or (b) or (c)]:
           (a) ____ Nonintegrated Unit Accrual Formula

          Annual Accrual Rate ____   (Any rate between 1% and 3%, inclusive, in
                                     .25% increments)
          Average Salary Base ____   (High-5, High-3, Career Average)
          Service Cap                (None, 25, 30, 35, 40, 45 or 50 years) May
                              ____   not be used with Career Average Salary




          (b) ____ Integrated Unit Accrual Formula
                   i.    Salary Base
                   ____  High-5 Year
                   ____  High-3 Year
                   ii    Accrual Rates
                   ____  1% up to covered compensation level ("CCL") plus 1.5%
                         of excess
                   ____  1.25% up to CCL, plus 1.75% of excess
                   ____  1.5% up to CCL, plus 2% of excess
                   ____  1.75% up to CCL, plus 2.25% of excess
                   iii   Integration Level
                   ____  Integration at member's CCL with Career Average Minimum
                   ____  Integration at member's CCL without Career Average
                         Minimum
                   ____  Integration at greater of $10,000 or 1/2 of CCL of
                         individual reaching Social Security Retirement Age in year of calculation without Career Average Minimum

     (c)  Fixed Percentage Formula
          i     Salary Base ____  High-5 Year       ____  High 3 Year
          ii.   Uniform Percentage of Salary (any percent between 40% and 80%
                inclusive) _____%
          iii.  Benefit Service Requirement at Normal Retirement Date for
                Percentage in Item ii.

                       ____  25 years         ____ 30 years

     ____ This modification in formula does not constitute a reduction in future
                                            ---
          benefit accruals.

     X This modification in formula constitutes a reduction in future benefit accruals and benefits accrued to the modification date will be protected by

          ____  Frozen Add-ons       X      Grandfathered minimum

H.   Ancillary Features:    X    No Change

     (a)  Annual Post Retirement Increment   ____ Active Members Only   ____ All Members
          i    ____  None
          ii   ____  1%
          iii  ____  2%
          iv   ____  3%

     (b)  Active Service Death Benefit
          i    ____  Basic Benefit (Vested early retirement allowance only)
          ii   ____  Additional Benefit (1 to 3 times last 12 months salary

     (c)  Disability Retirement Benefit

          ____   Yes           ____   No

     (d)  ____   10-Year Certain Normal Form of Payment

     (e)  ____   Eliminate Retirement Adjustment Payment for Future Accruals

      Will pay the total of the accrued actuarial liability as of the effective date in the form of:

     (a)  ____   One lump sum as of the amendment date (may be subject to
                 Federal excise tax penalty).
     (b)  ____   A reduction in the Employer's Future Employer Contribution
                 Offset (FECO)*
     (c)  ____   An amortization and/or escrow program (subject to the terms and conditions of the Fund).
     * if accrued actuarial liability exceeds FECO, then box 9(a) or 9(c) must also be checked.

     Authorizes and directs its officers, or any of them:

     (a) to execute the Employer's Application below and any other documents (including agreements modifying costs and any required riders), and to take such other action as he or they may deem advisable to finalize the continued participation of the Employer in the Fund's Comprehensive Retirement Program,
               and
     (b) to pay on behalf of the Employer to the Fund such contributions as are determined by the Fund to be necessary to fund the benefits selected.

________________________________________________________________________________

I, the undersigned, being duly elected and acting Secretary of Carrollton
                                                               ----------
Federal Bank FSB hereby certify that the above is a true and exact copy of a
----------------
resolution adopted by the Board of Directors of said Employer at a meeting duly called and held on the 20th day of October, 1994, as the same appears in the minutes of such meeting, and that the aforementioned resolution has not been modified, changed or repealed since its adoption.

Date October 20, 1994                       /s/ Cheryl F. McDonald
     ----------------                       ------------------------------------
                                                  Secretary

                                  APPLICATION

The Carrollton Federal Bank, FSB                             5 8 - 0 1 8 4 9 8 5
                                                      Federal Identification No.

Address 110 Dixie Street Carrollton GA  30117 hereby applies for the modified
        -------------------------------------
basis of participation checked in the above Resolution under the conditions stated therein and in accordance with the Regulations of the Fund.

Date: October 20, 1994                   /s/ Gary D. Dorminey
      -----------------------            ---------------------------------------
                                               Signature of Authorized Officer

                                         President/CEO
                                         ---------------------------------------
                                                           Title

                    FINANCIAL INSTITUTIONS RETIREMENT FUND

                 CHANGES IN EMPLOYER'S BASIS OF PARTICIPATION
                 IN THE FINANCIAL INSTITUTIONS RETIREMENT FUND

                                  RESOLUTION

     #627                                                               RF# 4049

1.   INDICATE ONLY THOSE PROVISIONS OF THE FUND BEING AMENDED.

2. THE EFFECTIVE DATE OF AN AMENDMENT MAY BE THE FIRST DAY OF ANY MONTH, ALTHOUGH THE USE OF A RETROACTIVE DATE REQUIRES PRIOR APPROVAL OF THE RETIREMENT FUND.

3. AS AN AMENDMENT TO THE FUND, ANY CHANGE ELECTED HEREIN MUST BE APPROVED BY THE EMPLOYER'S BOARD OF DIRECTORS.

     WHEREAS, Carrollton Federal Bank, FSB (the Employer), desires to amend its
              ----------------------------
participation in the Retirement Fund as indicated below, effective January 1,
                                                                   ----------
1994.
----

     NOW, THEREFORE, IT IS RESOLVED THAT THE EMPLOYER:

A.   Membership Eligibility:     X     No Change

     ____ In accordance with Article II, Section 2, amends employee eligibility for membership, as follows:

           (a)  Waiting period governing enrollment of eligible employees:
                ____ Period of employment limitation (specify any period up to one year) ___
                ____  Age limitation (specify any age up to 21) ____

     NOTE: IF BOTH THE ABOVE BOXES ARE CHECKED, THE LATER OF THE ATTAINMENT OF THE SPECIFIED PERIOD OF EMPLOYMENT OR SPECIFIED AGE WILL DETERMINE THE DATE OF ENROLLMENT.

           (b)  Exclusions from membership:
                ____ Those who are covered by another designated pension plan of the Employer.
                ____  Those who are compensated on an hourly basis.
                ____ Those who are hired under a written agreement precluding membership and limiting employment to no more than one year.

     NOTE: IF ELIGIBILITY REQUIREMENTS FOR MEMBERSHIP ARE MORE RESTRICTIVE THAN THAT WHICH HAD BEEN IN EFFECT HERETOFORE, THEN, UNLESS OTHERWISE INDICATED, THEY SHALL BE APPLICABLE ONLY TO EMPLOYEES HIRED ON OR AFTER THE EFFECTIVE DATE; IF LESS RESTRICTIVE, IT SHALL BE APPLICABLE TO PRESENT AS WELL AS FUTURE EMPLOYEES.

B.   Plan Salary Definition X  No Change

     ____ Provides that, in accordance with Article I, "Salary" for each calendar year of benefit service shall be amended to:
           (a) i ____  Basic salary rate as of January 1 of such year, or date of employment, if later.
              ii ---- Basic salary rate as of January 1 of such year, or date of employment, if later, plus overtime payments earned in the preceding calendar year.

             iii ---- Basic salary rate as of January 1 of such year, or date of employment, if later, plus overtime payments and bonuses earned in the preceding calendar year.

              iv ---- In conjunction with i, ii or iii as indicated above, salary shall also include commissions earned in the preceding calendar year, not to exceed
                       $_________________.

           (b) i ----  Basic salary rate as in effect for each month of such year.
              ii ____ Basic salary rate as in effect for, plus overtime payments earned in, each month of such year
             iii ---- Basic salary rate as in effect for, plus overtime payments and bonuses earned in each month of such year.
              iv ---- In conjunction with i, ii or iii as indicated above, salary shall also include commissions earned in the current calendar year, not to exceed $______________.
           (c)   ----  Total taxable compensation as reported on the member's
                       Internal Revenue Service Form W-2 (exclusive of any compensation deferred from a prior year) for such year.

     The above revised salary definition will be effective for employee-members who terminate employment on or after ___________________________ (insert date). It shall apply to benefit service completed on or after _____________________ (date inserted must be 1st day of month. If a plan salary definition change for a prior calendar year results in a lower plan salary for such year, the prior reported salary shall be used.

     NOTE: PLAN SALARY ALWAYS INCLUDES A MEMBER'S PRE-TAX CONTRIBUTION TO A
     SECTION 401 (K) PLAN AND, UNLESS THE EMPLOYER ELECTS OTHERWISE, A MEMBER'S PRE-TAX CONTRIBUTION TO A SECTION 125 CAFETERIA PLAN.

C.   Early Retirement Provisions:    X   No Change


     Establishes the earliest age for commencement of early retirement allowance payments, as follows:
          ____    Age 45       or        ____   Age 55

     Provides the following early retirement features [complete (a) and (b)]:
     (a)  Early Retirement Factors
          i    ____  Actuarial Equivalent
          ii   ____  3%
          iii  ____  Rule of 70
          iv   ____  Rule of 80

     (b)  Unreduced Early Retirement Benefits at:
          i    ____  Age 60
          ii   ____  Age 62
          iii  ____  Age 65

     NOTE: (B)I AND (B)II NOT AVAILABLE WITH INTEGRATED UNIT ACCRUAL FORMULAS UNDER ITEM G BELOW.

D.   Vesting Schedule     X      No Change

     ____ Establishes, in accordance with Article IV, the vesting schedule indicated:

      (a)  ____  Vesting Table A-5 Year Cliff               (b)  ____  Vesting Table B - 2-6 Partial
      Completed Years          Vested                       Completed Years          Vested
       of Employment         Percentage                       of Employment         Percentage
            Less than 5          0%                             Less than 2             0%
                      5        100%                                       2            20%
                                                                          3            40%
                                                                          4            60%
                                                                          5            80%
                                                                          6           100%

     NOTE: VESTING TABLES A AND B APPLY WITHOUT REGARD TO AGE. IN ADDITION, A MEMBER WHO REACHES AGE 65 IS 100% VESTED REGARDLESS OF THE NUMBER OF COMPLETED YEARS OF EMPLOYMENT.

E.   Lump Sum Settlement Option:  X  No Change

     ____ Agrees, in accordance with Article Vll, to make uniformly available to all its retirants who have attained age ____ (any age between 45 and 65, inclusive, but not less than the early retirement commencement age), the Lump Sum Settlement Option.

     NOTE: IF THE LUMP SUM SETTLEMENT OPTION IS NOT ELECTED, ALL RETIREMENT BENEFITS WILL BE PAID IN THE FORM OF A MONTHLY ALLOWANCE, EXCEPT IN THE CASE OF CERTAIN DE MINIMIS AMOUNTS DESCRIBED IN THE REGULATIONS.

F.   Prior Service Credit:  X     No Change
     ____  Provides, in accordance with Article III:
           ___ Prior service credit to be allowed for all service rendered since
                _________________ and/or
          ____  after attainment of age ______ and/or ____ completion of
                ____________ of employment and/or
          ____  pursuant to attached rider(s)

G.   Retirement Benefit Formula:      No Change

     ____ Provides the following benefit formula in accordance with the Regulations [complete (a) or (b) or (c)]:
           (a)   X    Nonintegrated Unit Accrual Formula

                 Annual Accrual Rate 1%      (Any rate between 1% and 3%,
                                             inclusive, in .25% increments)
                 Average Salary Base High-5  (High-5, High-3, Career Average)
                 Service Cap    None         (None, 25, 30, 35, 40, 45 or 50
                                ----         years) May not be used with Career
                                             Average Salary

           (b)   ____   Integrated Unit Accrual Formula
                        i.    Salary Base
                        ____  High-5 Year
                        ____  High-3 Year
                        ii    Accrual Rates
                        ____  1% up to covered compensation level ("CCL") plus
                              1.5% of excess
                        ____  1.25% up to CCL, plus 1.75% of excess
                        ____  1.5% up to CCL, plus 2% of excess
                        ____  1.75% up to CCL, plus 2.25% of excess
                        iii   Integration Level
                        ____  Integration at member's CCL with Career Average
                              Minimum
                        ____  Integration at member's CCL without Career Average
                              Minimum
                        ____  Integration at greater of $10,000 or 1/2 of CCL of
                              individual reaching Social Security Retirement Age in year of calculation without Career Average
                              Minimum

     (c)   Fixed Percentage Formula
           i    Salary Base  ____  High-5 Year    ____  High 3 Year
           ii.  Uniform Percentage of Salary (any percent between 40% and 80%
                inclusive) _____%

           iii. Benefit Service Requirement at Normal Retirement Date for Percentage in Item
                ii.
                        ____  25 years     ____  30 years

     ____ This modification in formula does not constitute a reduction in future benefit accruals.

     X This modification in formula constitutes a reduction in future benefit accruals and benefits accrued to the modification date will be protected by

           ____  Frozen Add-ons       X       Grandfathered minimum

H.         Ancillary Features:    X     No Change

           (a)  Annual Post Retirement Increment   ____  Active Members Only  ____  All Members
                i   ____  None
                ii  ____  1%
                iii ____  2%
                iv  ____  3%

          (b)  Active Service Death Benefit
               i   ____  Basic Benefit (Vested early retirement allowance only)
               ii  ____  Additional Benefit (1 to 3 times last 12 months salary

          (c)  Disability Retirement Benefit

               ____  Yes          ____ No

          (d)  ____  10-Year Certain Normal Form of Payment

          (e)  ____  Eliminate Retirement Adjustment Payment for Future Accruals

          Will pay the total of the accrued actuarial liability as of the effective date in the form of:

          (a)  ____  One lump sum as of the amendment date (may be subject to
                     Federal excise tax penalty).
          (b)  ____  A reduction in the Employer's Future Employer Contribution
                     Offset (FECO)*
          (c)  ____  An amortization and/or escrow program (subject to the terms and conditions of the Fund).

          * lf accrued actuarial liability exceeds FECO, then box 9(a) or 9(c) must also be checked.

     Authorizes and directs its officers, or any of them:

     (a) to execute the Employer's Application below and any other documents (including agreements modifying costs and any required riders), and to take such other action as he or they may deem advisable to finalize the continued participation of the Employer in the Fund's Comprehensive Retirement Program,
               and
     (b) to pay on behalf of the Employer to the Fund such contributions as are determined by the Fund to be necessary to fund the benefits selected.

________________________________________________________________________________

I, the undersigned, being duly elected and acting Secretary of Carrollton
                                                               ----------
Federal Bank FSB hereby certify that the above is a true and exact copy of a
----------------
resolution adopted by the Board of Directors of said Employer at a meeting duly called and held on the 21st day of October, 1993, as the same appears in the minutes of such meeting, and that the aforementioned resolution has not been modified, changed or repealed since its adoption.

Date October 22, 1993                  /s/ Cheryl F. McDonald
     -------------------------         -----------------------------------------
                                              Secretary

                                  APPLICATION

The Carrollton Federal Bank, FSB                             5 8 - 0 1 8 4 9 8 5
                                                      Federal Identification No.

Address 110 Dixie Street Carrollton GA  30117 hereby applies for the modified
        -------------------------------------
basis of participation checked in the above Resolution under the conditions stated therein and in accordance with the Regulations of the Fund.

Date: October 22, 1993                 /s/ Gary D. Dorminey
      -------------------------        -----------------------------------------
                                              Signature of Authorized Officer

                                       President and Chief Executive Officer
                                       -----------------------------------------
                                                      Title